PROSPECTUS

19,250,000 Shares

ING Emerging Markets High Dividend Equity Fund

Common Shares
$20.00 per Share

Investment Objective.  ING Emerging Markets High Dividend Equity Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is total return through a combination of current income, capital gains and capital appreciation. The Fund will seek to achieve its investment objective by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. The sub-adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the Morgan Stanley Capital International ("MSCI®") Emerging Markets Index. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected exchange-traded funds ("ETFs") and/or international, regional or country indices of equity securities, and/or on equity securities. (continued on following page)

This prospectus sets forth concisely the information that you should know before investing in the shares of the Fund. This prospectus should be retained for future reference.

No Prior Trading History. Because the Fund is newly organized, its common shares of beneficial interest ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value ("NAV"), which may increase investors' risk of loss. The returns earned by holders of the Fund's Common Shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering.

Investing in Common Shares of the Fund involves substantial risks arising from the Fund's investments in equity securities of companies operating in emerging market countries, as well as derivative investments thereon. An investor in the Fund should be willing to accept volatility in the price of the Fund's Common Shares and the possibility of significant losses. Before buying the Fund's Common Shares investors should read the discussion of the material risks that are described in the "Risks" section beginning on page 37 of this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund has been approved for listing on the New York Stock Exchange ("NYSE") under the symbol "IHD," subject to notice of issuance.

	Per Share	Total	Total assuming full exercise of the over- allotment option(3)
Public offering price	$20.00	$385,000,000	$437,068,440
Sales load(l)	$0.90	$17,325,000	$19,668,080
Proceeds, after expenses, to the Fund(2)	$19.06	$366,905,000	$416,526,223

(1)  The Adviser has agreed to pay from its own assets, upfront structuring and syndication fees to Morgan Stanley & Co. Incorporated, an upfront structuring fee to Citigroup Global Markets Inc., an upfront structuring fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an upfront structuring fee to UBS Securities LLC, an upfront structuring fee to Wells Fargo Securities, LLC and an upfront structuring fee to Ameriprise Financial Services, Inc. These fees are not reflected under sales load in the table above. The Adviser has also agreed to pay commissions to employees of its affiliates who participate in the marketing of the Fund's Common Shares. See "Underwriters—Additional Compensation to be Paid by the Adviser."

(2)  Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $770,000 (or $874,137 if the Underwriters exercise their over-allotment option in full) which represents $0.04 per share, and which amount may include a reimbursement of the Adviser's expenses in connection with this offering. After payment of such expenses, proceeds to the Fund will be $19.06 per share. The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load) to the extent offering expenses are in excess of $0.04 per share. See "Summary of Fund Expenses."

(3)  The Fund has granted the underwriters an option to purchase up to 2,603,422 additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about April 29, 2011.

Morgan Stanley

Citi

BofA Merrill Lynch

UBS Investment Bank

Wells Fargo Securities

Ameriprise Financial Services, Inc.

Barclays Capital	Chardan Capital Markets, LLC	Janney Montgomery Scott

J.J.B.Hilliard,W.L. Lyons, LLC	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC

RBC Capital Markets	Stifel Nicolaus Weisel	Wedbush Securities Inc.

The date of this prospectus is April 26, 2011.

(continued from previous page)

ING Investments, LLC ("ING Investments" or the "Adviser"), the Fund's investment adviser, will be responsible for monitoring the Fund's overall investment strategy and overseeing the Fund's sub-adviser. ING Investments has engaged ING Investment Management Advisors B.V. ("IIM B.V." or the "Sub-Adviser") to serve as the sub-adviser for the Fund. The Fund's Sub-Adviser will be responsible for investing the Fund's assets in accordance with the Fund's investment objective and strategies.

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets, as defined on page 3 of this prospectus, in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) options on selected ETFs and/or international, regional or country indices of equity securities, and/or on equity securities.

The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries, and market sectors. Equity securities held by the Fund may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and ETFs. Derivative investments may include swaps, futures, and options on equity securities and/or international, regional or country indices.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and is composed of approximately 750 companies.

The Fund uses a high dividend yield strategy that is not constrained by particular country weightings or market capitalization. The Fund may invest in equity securities of a broad range of capitalizations, including "small-capitalization" securities.

There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information dated April 26, 2011, as may be amended ("SAI"), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. The table of contents for the SAI appears on page 79 of this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the SAI, the annual reports and the semi-annual reports, when available, and other information regarding the Fund, by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258. The SAI is, and the annual reports and the semi-annual reports will be, available free of charge on the Fund's website (www.ingfunds.com). You can also copy and review information about the Fund, including the SAI, the annual and semi-annual reports, when available, and other information at the SEC's Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund has not, and the underwriters have not, authorized anyone to provide you with different information from that contained in this prospectus. If anyone provides you with different or inconsistent information you should not assume that the Fund or the underwriters have authorized or verified it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund will notify Common Shareholders promptly of any material change to this prospectus during the period the Fund is required to deliver the prospectus. The Fund's business, financial condition and prospects may have changed since that date.

Until May 21, 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should review the more detailed information contained elsewhere in this prospectus and in the SAI to understand the Offering fully.

The Fund    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Delaware statutory trust.

The Offering    The Fund is offering (the "Offering") 19,250,000 Common Shares of beneficial interest at an initial offering price of $20.00 per share. The Common Shares are being offered by a group of underwriters (each an "Underwriter" and collectively, the "Underwriters") led by Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. You must purchase at least 100 Common Shares in order to participate in this Offering. The Fund has given the Underwriters an option to purchase up to 2,603,422 additional shares to cover over-allotments, if any. ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has also agreed to pay offering costs (other than sales load) that exceed $0.04 per Common Share. See "Underwriting."

Investment Objective    The Fund's investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days' prior notice of any change in the investment objective. See "The Fund's Investments."

Investment Strategy    The Fund will seek to achieve its investment objective by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. For purposes of the Fund's investments, issuers in emerging market countries are those that meet one or more of the following factors: (i) whose principal securities trading markets are in emerging market countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in emerging market countries; (iii) that have at least 50% of their assets in emerging market countries; or (iv) that are organized under the laws of, or with principal offices in, emerging market countries.

An emerging market country means any country which is presently in the MSCI® Emerging Markets Index, the Emerging Market Database of Standard and Poor's ("S&P"), or the Dow Jones Emerging Markets Total Stock Market IndexSM, or those countries which generally are considered to be emerging market countries by the international financial community such as the World Bank or International Monetary Fund ("IMF"). As of December 2010, countries included in these indices include: Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Korea, Jordan, Kuwait, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman,

Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Slovakia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Zimbabwe.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. Equity securities shall be considered as dividend producing generally with reference to their historical practices in paying dividends.

The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected ETFs and/or international, regional or country indices of equity securities, and/or on equity securities whose price movements, taken in the aggregate, are expected to correlate with the price movements of the Fund's portfolio. As the writer of such call options, in effect, during the terms of the options, in exchange for the premium received by the Fund, the Fund sells a portion of the potential appreciation in the Fund's portfolio. The value of the securities or other assets underlying such calls will initially be 20% to 30% of the total value of the Fund's portfolio, and thereafter, are normally expected to be within a range of 15% to 50% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser's assessment of market conditions, and the Fund may exceed this range or cease writing call options.

Equity Portfolio

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and is composed of approximately 750 companies. The Fund is not benchmarked to this index but uses the MSCI® Emerging Markets Index as a reference index. The Fund may also invest in equity securities that do not pay dividends if they are believed to represent an attractive investment opportunity or for risk management purposes, and may retain equity securities of companies that formerly paid dividends but ceased doing so.

In addition, the Fund may invest up to 20% of its Managed Assets in the equity securities of issuers in countries which are not considered emerging markets. The 80% and 20% limits described above shall apply at the time of investment, and the

Fund need not dispose of securities if market values should subsequently change and these limits are not met. The Fund will not change its strategy of investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets without sending shareholders at least 60 days advance notice.

"Managed Assets" consist of the Fund's gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities, other than liabilities for the principal amount of any borrowings incurred, if any, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares.

The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries and market sectors. Equity securities held by the Fund may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and ETFs. Derivative investments may include swaps, futures and options on equity securities and/or international, regional or country indices.

The Sub-Adviser will be responsible for the overall portfolio construction and security selection of the portfolio as well as the options strategy of the Fund.

In the security selection process, the Sub-adviser will begin by screening more than 750 equity securities that make up an emerging market equity universe. A quantitative screen ranks stocks that meet certain proprietary criteria that may include dividend yield, market capitalization and liquidity, among other criteria. Once this screening process is complete, the Sub-Adviser will evaluate a number of fundamental factors, including earnings, capital structure, dividend growth and credit ratings. Under normal market conditions, the Fund will invest in approximately 60 to 120 equity securities, seeking to reduce the Fund's exposure to individual stock and country risk. The Sub-Adviser selects securities for the Fund's portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

The Sub-Adviser may select equity securities that do not meet all of these criteria if they are believed to represent an attractive investment opportunity or for risk management purposes.

The Fund may also invest in regional or country indices for risk management, investment or liquidity purposes through ETFs, futures, and other derivatives.

The Sub-Adviser may change its position in an equity security if it believes there has been deterioration in the outlook for the sustainability of the dividends or the general earnings growth prospects of a company held in the Fund's portfolio. The Sub-Adviser may also sell holdings for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities that it believes are more promising or to meet obligations arising out of the Fund's call writing program.

Options Strategy

As part of its strategy, the Fund intends to employ a strategy of writing (selling) call options on selected ETFs and/or international, regional or country indices of equity securities, and/or on equity securities. The Fund may not own all assets underlying the call options it writes. The value of the underlying securities or other assets underlying such calls is normally expected to be 15% to 50% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and the Sub-Adviser's assessment on market conditions, and the Fund may exceed this range or cease writing call options. At the Fund's inception, it is anticipated that the value of the securities or other assets underlying the written call options will be approximately 20% to 30% of the total value of the Fund's portfolio. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio.

The Sub-Adviser will be responsible for structuring and implementing the options strategy. The Fund expects initially to write (sell) call options primarily with shorter maturities (typically seven days to three months until expiration). The Fund may write call options in exchange-traded markets, or in the over-the-counter ("OTC") markets with major international banks, broker-dealers, and financial institutions.

Examples of the ETFs or indices upon which the Fund may initially write options include, but are not limited to, the iShares MSCI® Emerging Markets Index ETF and Brazil's Bovespa Index.

The Sub-Adviser believes that a strategy of owning a portfolio of equity securities in conjunction with writing (selling) options may, in addition to enhancing stability of returns over a market cycle, provide returns that are superior to owning a stock-only portfolio under three different stock market scenarios: (i) downtrending equity markets; (ii) flat equity market conditions; and (iii) moderately rising equity markets. In the Sub-Adviser's opinion, in more strongly rising equity markets, this strategy generally may be expected to underperform an equivalent stock-only portfolio.

Gross premiums received from the Fund's call writing strategy, if any, may be used to supplement the Fund's interest, dividends and gains realized, if any, to provide cash flow available for its level distribution program. The Fund will not write (sell) call options if the value of the securities and other assets underlying the options exceeds in aggregate the NAV of the Fund's equity portfolio at the time the options are written.

The Fund, as the writer of call options, will receive cash (the premium) from the options purchasers. The purchaser of a call option has the right to receive from the Fund any appreciation in the value of the ETF, index or equity securities over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). Where the underlying asset is held by the Fund, the Fund sells the potential appreciation in the value of the ETF, index or equity securities above the exercise price during the term of the call option in exchange for the premium, but retains the risk of potential decline in the value of that asset over the premium received on the call option. Where the underlying asset is not held by the Fund, the Fund incurs a loss to the extent the value of the asset appreciates above the sum of the premium and the exercise price during the term of the call option. Thus, writing call options generally may be expected to cause the Fund to underperform an equivalent stock-only portfolio without a call option overlay in periods of rising markets, particularly in periods of strongly rising markets.

If a call option written by the Fund expires unexercised, the Fund would ordinarily realize on the expiration date a capital gain equal to the premium received by the Fund. The Sub-Adviser generally expects to re-establish new call option positions on the expiration of positions written. If the prices of the ETF, index or equity security underlying a call option written increase significantly, the Fund may look to buy back the call option or close-out the call option written at the then fair value of the call option and then re-establish a call option position by writing a new at-the-money or near-the-money call option based on the new higher underlying equity value(s). If the prices of the ETFs, index or equity securities or a security underlying a call option written decline, the Fund may seek to let such call options expire or buy back any call options written and sell a new at-the-money or near-the-money call option based on the new lower underlying equity value(s).

Rising prices of the ETFs, index, equity securities or a security in respect of which a call option is written will increase the liability of the Fund under the options it has written. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written call options positions on selected ETFs and/or international, regional or country indices, and/or on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio. To the extent that there is a lack of correlation and the ETFs, indices or equity securities underlying the Fund's written option positions appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

In addition to writing call options as described above, the Sub-Adviser may employ additional options strategies. The Sub-Adviser expects to limit the use of these additional options strategies, and expects that writing call options will be the primary option strategy employed by the Fund. These additional options strategies may include, but are not limited to, utilizing call spreads, purchasing put options or other types or combinations of options. Such options may be purchased or sold on various indices, securities or other instruments, including but not limited to individual stocks, ETFs, currencies and baskets of securities or indices. Call spreads are one type of option strategy that may be used by the Sub-Adviser. A call spread involves writing a call option and the corresponding purchase of a call option on the same underlying ETF, security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the call option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional potential upside above the strike price of the purchased call.

Other Investment
Policies    In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below. These investment techniques are not expected to be a primary strategy of the Fund.

The Fund may invest up to 10% of its Managed Assets in warrants, and up to 20% of its Managed Assets in fixed-income securities other than money market instruments or money market funds, including bonds or senior secured loans of investment grade or non-investment grade companies.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices. Derivatives include futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars. Up to 15% of the Fund's Managed Assets may be invested in illiquid securities.

The Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities in order to seek temporary defensive positions such as cash. The Fund is not required to, and generally will not, fully hedge its equity risk.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's Managed Assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Many of the securities in which the Fund may invest are denominated in foreign currencies. The Fund may engage in currency hedging to seek to protect the Fund against potential depreciation of a country's or region's currency versus the U.S. dollar. For example, the Fund may enter into forward currency contracts or purchase options.

The Fund may invest in initial public offerings ("IPOs").

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds.

See "The Fund's Investments" and "The Fund's Investments—Other Investment Policies," and "Additional Investment Policies and Restrictions" in the SAI, for more information regarding the Fund's other investments.

Distributions    Commencing with the Fund's first distribution, the Fund intends to implement a level rate distribution strategy and make regular quarterly distributions to common shareholders based on the past and projected performance of the Fund. The Fund's distributions will be based on past and projected:

•  dividends received on the equity securities or other securities held by the Fund and interest on any interest bearing investments of the Fund;

•  net capital gains from net option premiums (call option premium received less the cost of close-out or settlement);

•  capital gains (realized or unrealized) on the equity securities held in the Fund's portfolio; and

•  gross premiums received from the call writing strategy.

Because the Fund's distributions will be based on past and projected Fund performance and the factors outlined above, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount you invested in the Fund. The Fund's Board of Trustees (the "Board" or the "Trustees") may modify this distribution policy at any time without obtaining the approval of common shareholders.

The Fund expects to declare its initial Common Share distribution approximately 50 days after the completion of the Offering and pay approximately 80 days after the completion of the Offering, depending on market conditions. Thereafter, distributions are expected to be declared quarterly, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's dividend reinvestment plan unless a shareholder elects to receive cash. See "Distributions."

The investment company taxable income of the Fund will generally consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss, and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

The Fund's annual distributions will likely differ from annual investment company taxable income. To the extent that the Fund's investment company taxable income for any year exceeds the total quarterly distributions paid during the year, the Fund will generally make a special distribution at or near year-end of such excess amount as may be required. Over time, substantially all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Alternatively, the Fund may retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. In that case, the Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund's taxable year. In such a case, Common Shareholders must include their allocable shares of such designated amount in their income for the year as a long-term capital gain, will be deemed to have paid their shares of the tax paid by the Fund and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2012 (or a later date if extended by the U.S. Congress), certain distributions reported by the Fund as derived from qualified dividend income will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholders. Specific requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. The Fund's investment objective will limit the Fund's ability to meet these requirements and consequently, will limit the amount of qualified dividend income received and distributed by the Fund.

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. If the Fund's total quarterly distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for federal income tax purposes. Distributions in any year may include a substantial return of capital component. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed investment company taxable income and net capital gain would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his or her Common Shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of his or her Common Shares. Consequently, although a return of capital may not be taxable, it will generally result in a higher taxable capital gain on the sale of your shares or a lower capital loss if you lose money on your investment.

Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. See "Tax Matters."

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' NAV.

The Fund may in the future seek exemptive relief granted by the SEC under the 1940 Act, which would permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). See "Distributions."

Investment Adviser    ING Investments is an Arizona limited liability company, registered as an investment adviser with the SEC, and is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep")(NYSE: ING). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, The Netherlands, is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258. As of December 31, 2010, ING Investments had approximately $47.5 billion of assets under management. See "Management of the Fund."

For its services as investment adviser to the Fund, including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.15% of the Fund's average daily Managed Assets. Solely for the purpose of compliance with Rule 35d-1 under the 1940 Act, the Fund will calculate its 80% investment test using net assets (plus borrowings for investment purposes) rather than Managed Assets. The Fund will not change its strategy of investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets without sending shareholders at least 60 days advance notice. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the Managed Assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the value of the assets related to those contracts increases, thereby increasing the Managed Assets of the Fund and increasing the management fee payable to the Adviser. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily Managed Assets, including proceeds from the issuance of preferred shares and/or borrowings, if any. Consequently, the fees will be higher when leverage is utilized.

Sub-Adviser    IIM B.V. will be responsible for investing the Fund's assets in accordance with the Fund's investment objective and strategies. IIM B.V. is a Netherlands corporation with principal offices at Schenkkade 65, 2595 AS The Hague, The Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. IIM B.V. is registered as an investment adviser with the SEC. It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. As of December 31, 2010, IIM B.V. had approximately $2.3 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of December 31, 2010, had approximately $206.8 billion in assets under management.

For its services, IIM B.V. will receive from ING Investments, a sub-advisory fee equal to 0.575% of the Fund's average daily Managed Assets. No advisory fee will be paid by the Fund directly to the Sub-Adviser. The Sub-Adviser may provide investment management services to other funds or accounts that follow an investment program similar to that of the Fund. The Sub-Adviser has adopted policies and procedures that it believes are reasonably designed to address potential conflicts of interest, including with respect to the allocation of investment opportunities. See "Investment Advisory and Other Services—Potential Conflicts of Interest" in the Statement of Additional Information.

ING Groep    ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, Sub-Adviser and certain affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned IPOs or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser's and/or Sub-Adviser's loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability, and may result in IIM B.V. no longer being an affiliate of ING Investments, which may affect access to the services of IIM B.V. In addition, the divestment of ING businesses, including the Adviser and Sub-Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Fund's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund's Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

Listing    The Fund has been approved for listing on the NYSE under the symbol "IHD," subject to notice of issuance.

Transfer Agent, Dividend Disbursing Agent, Registrar and Custodian    The transfer agent, dividend disbursing agent, registrar and custodian for the Common Shares is The Bank of New York Mellon, whose principal business address is 480 Washington Boulevard, 29th Floor, Jersey City, New Jersey 07310.

Risks    AN INVESTMENT IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND'S COMMON SHARES. SEE "RISKS" FOR A MORE COMPLETE DISCUSSION OF THE RISKS OF INVESTING IN THE FUND'S COMMON SHARES.

No Prior History  The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

Market Discount Risk  Shares of closed-end management investment companies frequently trade at a discount to their NAV, and the Fund's Common Shares may likewise trade at a discount to their NAV. The trading price of the Fund's Common Shares may be less than the public offering price at any point in time and Common Shareholders who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investment and Market Risk  An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund's Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing covered call options, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

Emerging Markets and Foreign Investment Risk  Because the Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; regulatory policies or actions; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Economic Risk The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments in emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Financial Market Risk The financial markets of emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund.

Securities Market Risk Investments in securities of issuers operating in emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. The Sub-Adviser will seek, where possible, to cause the Fund to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Sub-Adviser will be successful in eliminating this risk for the Fund, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund's claims in any of these events.

Investment and Repatriation Restrictions Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Entities with No or Poor Credit Ratings Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Foreign (Non-U.S.) Currency Risk  The Fund's portfolio will include equity securities of companies in foreign countries including emerging markets. The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars.

However, a significant portion of the Fund's assets will be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

Industry Focused Risk The Fund's investment policies permit it to invest up to 25% of the value of its total assets in the securities of a single industry. At any time the Fund has significant exposure in a single industry, it will be more vulnerable to adverse economic, political and other factors that affect that industry than an investment company that did not have significant exposure to that industry.

For instance, the Sub-Adviser expects that it will initially invest a significant percentage of the Fund's Managed Assets in the financials and the natural resources and basic materials sectors, making the Fund particularly vulnerable to developments that negatively affect those sectors. The financials sector of emerging market countries can be significantly affected by events relating to government regulation, consolidation, financial innovation, stability and liquidity of local and global financial markets, exchange rates, cost of raising capital and competitive pressures. The natural resources and materials sector can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in these sectors will lag the performance of other industries or the broader market as a whole.

Geographic Focused Risk The Fund's investment policies permit it to invest a significant portion of its assets in the securities of a single country that qualifies as an emerging market country. At any time the Fund has significant exposure to investments in a single country, it is more likely to be impacted by events or conditions affecting that country. Political and economic conditions and changes in regulatory, legal, tax or economic policy in such a country could significantly affect its market and surrounding or related countries and have a negative impact on the Fund's performance.

For example, the Sub-Adviser expects that it will initially invest a significant percentage of the Fund's Managed Assets in China and Brazil, making the Fund more vulnerable to developments that negatively affect those countries than other investment companies that have smaller investments in China and Brazil. Investment in China can be significantly affected by a number of risks, including risks of greater government restrictions and control over the economy; political and legal uncertainty; currency fluctuations or blockage; changes to the tax system; risks that the government may decide not to continue to support economic reform programs; risks of a greater reliance of the local economy on trade; periods of high inflation; and risks of nationalization or expropriation of assets. Investment in Brazil can be significantly affected by government intervention and regulation of the local economy; tax and regulatory politics; economic instability resulting from, among other things, periods of high inflation, persistent structural public sector deficits and significant devaluations of its currency; interest rates; exchange rates and controls over the movement of capital; and fluctuations in commodity prices.

Call Option Strategy Risk  There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund's strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option on an ETF, an index of equity securities or equity security or securities that is written (sold) by the Fund has the right to any appreciation in the cash value of the price of such index, ETF, security or securities over the exercise price up to and including the expiration date. Where the underlying asset is held by the Fund, the Fund sells the potential appreciation in the value of the asset above the exercise price during the term of the call option in exchange for the premium, but retains the risk of potential decline in the value of that asset. Where the underlying asset is not held by the Fund, the Fund incurs a loss to the extent the value of the asset appreciates above the sum of the premium and the exercise price during the term of the call option. The exercise of call options may be in cash or in shares of the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in the realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

Rising prices of the equity securities or a security in respect of which a call option is written will increase the liability of the Fund under such call option. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written call options positions on selected ETFs and/or international, regional, or country indices, and/or on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio. To the extent that there is a lack of correlation and the ETFs, indices or equity securities underlying the Fund's written call options appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily unless an exception is available under applicable accounting rules. Writing call options may cause the Fund to underperform an equivalent stock-only portfolio without a call option overlay in periods of rising markets, particularly in periods of strongly rising markets.

The transaction costs of buying and selling options consist primarily of bid/ask spreads and commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the securities because these costs are often greater in relation to options premiums than in relation to the cash value of the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies.

Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

The Fund's ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios that are less thematic and more comparable to broad market indices than the Fund. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a call option. In addition, OTC options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund does not intend to write (sell) call options where at the time the options are written, the value of the underlying assets exceeds the NAV of the Fund's equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. Where the Fund does not own an asset underlying its written call option, the Fund will "cover" this written call position by earmarking liquid assets in an amount equal to the market value of the underlying asset, by entering into an offsetting position (e.g., by purchasing a call option on the same asset as the call written where the exercise price of the purchased call is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets in an amount equal to the difference) and/or by holding a portfolio of ETFs, equity securities or indices which substantially replicate the movement of the asset on which the option is written.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk  The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers.

Equity Risk  The NAV of the Fund's Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Dividend Producing Equity Securities Risk  Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund's investment in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that a Fund's investments in these securities will necessarily reduce the volatility of the Fund's NAV or provide "protection," compared to other types of equity securities, when markets perform poorly.

Small-Cap and Mid-Cap Companies Risk  The Fund may invest in companies whose market capitalization is considered small-cap as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Corporate Debt Obligations Risk Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Debt Securities Risk All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Below Investment Grade and Unrated Securities Risk The Fund may invest up to 20% of its Managed Assets in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody's Investors Service Inc. ("Moody's") and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody's or BB+ or lower by S&P) are commonly referred to as "high yield" or "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund may invest in defaulted securities. Some of the debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody's or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Illiquid Securities Risk  The Fund may invest up to 15% of its Managed Assets in illiquid securities. For this limit, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. In the case of exchange-traded options or options written in the OTC markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an OTC option on the market to consider it liquid, whereas OTC options on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

General Leverage Risk There can be no assurance that the Fund will utilize leverage, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund's stockholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any preferred shares or the Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund's stockholders will in the long-term outweigh the potential risk of a reduced return. There is no assurance that the Fund's leverage strategy will be successful. The costs of an offering of preferred shares and/or a borrowing program will be borne by holders of Common Shares and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund's Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that holders of Common Shares effectively bear the entire advisory fee. Leverage involves risks and special considerations that stockholders should consider, including:

•  the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage;

•  when the Fund uses leverage, the fees payable to the Adviser will be higher than if the Fund did not use leverage;

•  the use of leverage may increase operating costs, which may reduce the Fund's total return; and

•  the effect of leverage in a declining market, which is likely to cause greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the NAV of the Fund. The Adviser, in its discretion, will continue the Fund's use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Lenders may impose specific restrictions as a condition to borrowing through a credit facility and, to the extent that the Fund issues preferred shares, the Fund intends to seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Adviser does not anticipate that such guidelines or restrictions will adversely impact the performance of the Fund's portfolio in accordance with its investment objectives and policies.

Derivatives Risk  In addition to writing call options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Regulation Risk On July 21, 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act, Title VII of which will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage (the "Act"). The Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The Act provides, as pertinent here, the Commodity Futures Trading Commission (the "CFTC") or the SEC with authority to impose position limits in the swap markets. Subject to rulemaking by the CFTC or the SEC, the Act will require certain large swap market participants (i.e. swap dealers, security based swap dealers, major swap participants ("MSPs") and major security based swap participants ("MSBSPs") (collectively referred to below as "swap market participants")) to register with the CFTC or the SEC, as applicable, and they will be subject to substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, and recordkeeping and reporting requirements.

The CFTC and SEC have issued proposed regulations with quantitative tests and thresholds to determine whether an entity is an MSP or MSBSP. While it seems unlikely that the Fund would be considered an MSP or MSBSP under such proposed tests, the proposed regulations have not yet been finalized and may be subject to substantial revision in the rulemaking process. Such treatment could subject the Fund to additional capital or margin requirements relating to its derivatives activities, and to additional restrictions on those activities. If that occurs, it could have an adverse effect on the Fund's ability to engage in the options strategies described in this prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund's investment strategies. In addition, even if the Fund is not considered a MSP, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund's derivatives trading strategy.

Interest Rate Risk  The level of premiums from covered call option writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall. With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the Fund's income to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Inflation Risk Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund's future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund's shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Credit Risk  Prices of bonds and other debt securities can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as "high yield" or "junk bonds") have greater credit risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt securities are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Distribution Risk  The Fund's ability to pay distributions varies widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from short-term gains earned in respect of call option expiry or close-out. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Tax Risk The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund may distribute what is called a "return of capital" if the distributions by the Fund exceed the Fund's earnings. In such a case, the portion of the distributions that exceed earnings is, in effect, a partial return of the amount you invested in the Fund. For federal income tax purposes, if the Fund's total distributions for any year exceed its current and accumulated earnings and profits, any such excess will be characterized as a return of capital. Distributions in any year may include a substantial return of capital component.

For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed total taxable income and taxable net gains would generally be treated as a return of capital for tax purposes.

If the Fund makes a distribution that is a return of capital for tax purposes, such amount may not be taxable (because it is, in effect, a partial return of your investment), but such return of capital reduces the amount of the tax basis in your shares. As a result, a return of capital would normally result in a higher taxable capital gain on the sale of your shares (or lower capital loss if you lose money on your investment). As an example, if you invest $10,000, and have an initial tax basis of $10,000, a $2,000 return of capital would reduce your tax basis to $8,000 and if you subsequently sell your shares for $11,000 you would generally have a taxable gain of $3,000, whereas without the return of capital your taxable gain would generally have been $1,000.

Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts, which could include distributions of capital gains and/or returns of capital. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service (the "IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code") and future changes in tax laws and regulations. See "Tax Matters."

Any non-U.S. shareholders will generally be subject to withholding of U.S. tax on the Fund's distributions.

Foreign Taxes Certain foreign governments levy withholding or other taxes on dividend and interest income. Although the Fund may be able to recover a portion of these taxes, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

International Sanctions  From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Common Stock Risk  The Fund's investments will include common stocks. In general, common stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities Risk  The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer's capital structure and, therefore, entail less risk than the issuer's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will generally trade at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

The Fund may invest in convertible securities rated below investment grade, which may be referred to as "junk." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are additional special risks associated with the Fund's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Risks of Investing in Other Investment Companies  Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the particular fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a stockholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Exchange-Traded Funds  The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Portfolio Turnover Risk Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. The Fund may, but under normal market conditions does not intend to, engage in frequent and active trading of portfolio securities to achieve its investment objective. However, annual portfolio turnover as a result of the Fund's purchases and sales of equity securities and options in connection with its options strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to the Fund and may result in greater realization of taxable capital gains.

Management Risk The Fund is subject to management risk because it is an actively-managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser has a wide range of experience in managing equity portfolios (including portfolios that contain emerging market related equities), and strategies that involve options (including the writing of call options on an account's portfolio securities). However, the Sub-Adviser does not have experience in managing equity portfolios that combine emerging market portfolios with a strategy of writing (selling) call options similar to the strategy described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles.

IPOs Risk IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the IPO. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

Depositary Receipts Risk The Fund may invest in depositary receipts, including unsponsored depositary receipts. The issuers of unsponsored depositary receipts may not provide as much information about the underlying issuer and the depositary receipts may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Securities Lending Risk To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's Managed Assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk.

Sub-Custody Risk  The Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.

Short Sales Risk  A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns.

Preferred Stock Risk  Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock.

Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Market Disruption and Geo-political Risk The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and North Africa, such as in Tunisia, Egypt, Iran and Bahrain, and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and political instability closed the Cairo stock exchange in January 2011, and similar events cannot be ruled out in the future. The war and occupation, political instability, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

Current Capital Markets Environment Risk Global financial markets and economic conditions have been volatile in recent years due to a variety of factors, including significant write-offs in the financial services sector. General market uncertainty has resulted in declines in valuation, greater volatility and less liquidity for a variety of securities. During times of increased market volatility, the Fund may not be able to sell portfolio securities readily at prices reflecting the values at which the securities are carried on its books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce prices in an illiquid market.

The cost of raising capital in the fixed-income and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed-income instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new fixed-income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

ING Groep Restructuring ING Groep has adopted a formal restructuring plan pursuant to which certain businesses, including the Adviser, Sub-Adviser and certain affiliates would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all. The restructuring plan, whether implemented through the planned IPOs or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation of the restructuring plan on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring. The restructuring may result in the Adviser's and/or Sub-Adviser's loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability, and may result in IIM B.V. no longer being an affiliate of ING Investments, which may affect access to the services of IIM B.V. In addition, the restructuring of ING businesses, including the Adviser and Sub-Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Fund's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund's Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

Anti-Takeover Provisions  The Fund's Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

No Temporary Defensive Positions Risk  The Fund will seek to invest in accordance with its investment objectives and generally will not adopt temporary defensive positions to hedge against adverse market conditions.

SUMMARY OF FUND EXPENSES

The following table shows the Fund's expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees	None(2)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fees	1.15%
Other Expenses(3)	0.17%
Administrator Fees	0.10%
Total Annual Operating Expenses	1.42%
Expense Limitation/Waiver(4)	None
Total Annual Expenses after Expense Limitation/Waiver	1.42%

(1)  ING Investments, LLC has agreed to pay all organizational expenses of the Fund. ING Investments, LLC has agreed to pay Common Share offering costs (other than sales load) that exceed $0.04 per Common Share (0.20 % of the offering price). Assuming that the Fund issues 19,250,000 Common Shares in the Offering at a total public offering price of $20.00, the total offering costs are estimated to be $1,100,000 (or approximately $0.06 per share), of which the Fund would pay or reimburse offering expenses estimated at $770,000 (or $0.04 per share) from the proceeds of the Offering, and ING Investments, LLC would pay the balance of the offering expenses estimated at $380,000 (or approximately $0.02 per Common Share).

(2)  You will be charged certain service charges and pay a per share charge if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund's dividend reinvestment plan. See "Distributions."

(3)  "Other Expenses" are based on estimated amounts of ordinary operating expenses for the current fiscal year and include Acquired Fund Fees and Expenses, which are currently not expected to exceed 0.01%.

(4)  ING Investments, LLC, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, other investment-related costs, leverage expenses and extraordinary expenses, to 1.50% of the Fund's average net assets, subject to possible recoupment by ING Investments, LLC within three years. The expense limit will continue through at least March 1, 2013. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Fund upon at least 90 days' prior written notice to ING Investments, LLC. For more information regarding the expense limitation agreement, please see the SAI.

The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above. However, these expenses will be borne by Common Shareholders and result in a reduction of the NAV of the Common Shares.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. See "Management of the Fund."

The following example illustrates the expenses (including the sales load of $45.00, and estimated expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.42% of net assets attributable to Common Shares and (2) a 5% return.(1)

	1 Year	3 Years	5 Years	10 Years
Total Expenses(2)(3)	$61	$90	$121	$209

(1)  The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated "Other Expenses" set forth in the "Annual Expenses" fee table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)  Assumes the Fund has not issued any preferred shares and has no outstanding borrowings.

(3)  The examples reflect the expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on July 6, 2010. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Fund's Common Shares. The Fund's principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258, and its telephone number is (800) 992-0180.

USE OF PROCEEDS

The net proceeds of the Offering will be approximately $366,905,000 ($416,526,223 if the Underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per Common Share. ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has also agreed to pay offering costs (other than sales load) that exceed $0.04 per Common Share.

The Fund will invest the net proceeds of the Offering in accordance with the Fund's investment objective and strategies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds within three weeks after the completion of the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND'S INVESTMENTS

Investment Objective and Strategies

The Fund's investment objective is total return through a combination of current income, capital gains, and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days' prior notice of any change in the investment objective.

The Fund will seek to achieve its objective by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. For purposes of the Fund's investments, issuers in emerging market countries are those that meet one or more of the following factors: (i) whose principal securities trading markets are in emerging market countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in emerging market countries; (iii) that have at least 50% of their assets in emerging market countries; or (iv) that are organized under the laws of, or with principal offices in, emerging market countries.

An emerging market country means any country which is presently in the MSCI® Emerging Markets Index, the Emerging Market Database of S&P, or the Dow Jones Emerging Markets Total Stock Market IndexSM, or those countries which generally are considered to be emerging market countries by the international financial community such as the World Bank or IMF. As of December 2010, countries included in these indices include: Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Korea, Jordan, Kuwait, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Slovakia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Zimbabwe.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. Equity securities shall be considered as dividend producing generally with reference to their historical practices in paying dividends.

The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected ETFs and/or international, regional or country indices of equity securities, and/or on equity securities whose price movements, taken in the aggregate, are expected to correlate with the price movements of the Fund's portfolio. As the writer of such call options, in effect, during the terms of the options, in exchange for the premium received by the Fund, the Fund sells a portion of the potential appreciation in the Fund's portfolio. The value of the securities or other assets underlying such calls will initially be 20% to 30% of the total value of the Fund's portfolio, and thereafter, are normally expected to be within a range of 15% to 50% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser's assessment of market conditions, and the Fund may exceed this range or cease writing call options.

Equity Portfolio

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and is composed of approximately 750 companies. The Fund is not benchmarked to this index but uses the MSCI® Emerging Markets Index as a reference index. The Fund may also invest in equity securities that do not pay dividends if they are believed to represent an attractive investment opportunity or for risk management purposes, and may retain equity securities of companies that formerly paid dividends but ceased doing so.

In addition, the Fund may invest up to 20% of its Managed Assets in the equity securities of issuers in countries which are not considered emerging markets. The 80% and 20% limits described above shall apply at the time of investment, and the Fund need not dispose of securities if market values should subsequently change and these limits are not met. The Fund will not change its strategy of investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets without sending shareholders at least 60 days advance notice.

Managed Assets consist of the Fund's gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities, other than liabilities for the principal amount of any borrowings incurred, if any, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares.

The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries and market sectors. Equity securities held by the Fund may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and ETFs. Derivative investments may include swaps, futures and options on equity securities and/or international, regional or country indices.

The Sub-Adviser will be responsible for the overall portfolio construction and security selection of the portfolio, as well as the options strategy of the Fund.

In the security selection process, the Sub-adviser will begin by screening more than 750 equity securities that make up an emerging market equity universe. A quantitative screen ranks stocks that meet certain proprietary criteria that may include dividend yield, market capitalization and liquidity, among other criteria. Once this screening process is complete, the Sub-Adviser will evaluate a number of fundamental factors, including earnings, capital structure, dividend growth and credit ratings. Under normal market conditions, the Fund will invest in approximately 60 to 120 equity securities, seeking to reduce the Fund's exposure to individual stock and country risk. The Sub-Adviser selects securities for the Fund's portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.

The Sub-Adviser may select equity securities that do not meet all of these criteria if they are believed to represent an attractive investment opportunity or for risk management purposes.

The Fund may also invest in regional or country indices for risk management, investment or liquidity purposes through ETFs, futures and other derivatives.

The Sub-Adviser may change its position in an equity security if it believes there has been deterioration in the outlook for the sustainability of the dividends or the general earnings growth prospects of a company held in the Fund's portfolio. The Sub-Adviser may also sell holdings for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities that it believes are more promising or to meet obligations arising out of the Fund's call writing program.

Options Strategy

As part of its strategy, the Fund intends to employ a strategy of writing (selling) call options on selected ETFs and/or international, regional or country indices of equity securities, and/or on equity securities. The Fund may not own all assets underlying the call options it writes. The value of the underlying securities or other assets underlying such calls is normally expected to be 15% to 50% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and the Sub-Adviser's assessment on market conditions, and the Fund may exceed this range or cease writing call options. At the Fund's inception, it is anticipated that the value of the securities or other assets underlying the written call options will be approximately 20% to 30% of the total value of the Fund's portfolio. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio.

The Sub-Adviser will be responsible for structuring and implementing the options strategy. The Fund expects initially to write (sell) call options primarily with shorter maturities (typically seven days to three months until expiration). The Fund may write call options in exchange-traded markets, or in the OTC markets with major international banks, broker-dealers and financial institutions.

Examples of the ETFs or indices upon which the Fund may initially write options include, but are not limited to, the iShares MSCI® Emerging Markets Index ETF and Brazil's Bovespa Index.

The Sub-Adviser believes that a strategy of owning a portfolio of equity securities in conjunction with writing (selling) options may, in addition to enhancing stability of returns over a market cycle, provide returns that are superior to owning a stock-only portfolio under three different stock market scenarios: (i) downtrending equity markets; (ii) flat equity market conditions; and (iii) moderately rising equity markets. In the Sub-Adviser's opinion, in more strongly rising equity markets, this strategy generally may be expected to underperform an equivalent stock-only portfolio.

Gross premiums received from the Fund's call writing strategy, if any, may be used to supplement the Fund's interest, dividends and gains realized, if any, to provide cash flow available for its level distribution program. The

Fund will not write (sell) call options if the value of the securities and other assets underlying the options exceeds in aggregate the NAV of the Fund's equity portfolio at the time the options are written.

The Fund, as the writer of call options, will receive cash (the premium) from the options purchasers. The purchaser of a call option has the right to receive from the Fund any appreciation in the value of the ETF, index or equity securities over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). Where the underlying asset is held by the Fund, the Fund sells the potential appreciation in the value of the ETF, index or equity securities above the exercise price during the term of the call option in exchange for the premium, but retains the risk of potential decline in the value of that asset over the premium received on the call option. Where the underlying asset is not held by the Fund, the Fund incurs a loss to the extent the value of the asset appreciates above the sum of the premium and the exercise price during the term of the call option. Thus, writing call options generally may be expected to cause the Fund to underperform an equivalent stock-only portfolio without a call option overlay in periods of rising markets, particularly in periods of strongly rising markets.

If a call option written by the Fund expires unexercised, the Fund would ordinarily realize on the expiration date a capital gain equal to the premium received by the Fund. The Sub-Adviser generally expects to re-establish new call option positions on the expiration of positions written. If the prices of the ETF, index or equity security underlying a call option written increase significantly, the Fund may look to buy back the call option or close-out the call option written at the then fair value of the call option and then re-establish a call option position by writing a new at-the-money or near-the-money call option based on the new higher underlying equity value(s). If the prices of the ETFs, index or equity securities or a security underlying a call option written decline, the Fund may seek to let such call options expire or buy back any call options written and sell a new at-the-money or near-the-money call option based on the new lower underlying equity value(s).

Rising prices of the ETFs, index, equity securities or a security in respect of which a call option is written will increase the liability of the Fund under the options it has written. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written call options positions on selected ETFs and/or international, regional or country indices, and/or on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio. To the extent that there is a lack of correlation and the ETFs, indices or equity securities underlying the Fund's written option positions appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

In addition to writing call options as described above, the Sub-Adviser may employ additional options strategies. The Sub-Adviser expects to limit the use of these additional options strategies, and expects that writing call options will be the primary option strategy employed by the Fund. These additional options strategies may include, but are not limited to, utilizing call spreads, purchasing put options or other types or combinations of options. Such options may be purchased or sold on various indices, securities or other instruments, including but not limited to individual stocks, ETFs, currencies and baskets of securities or indices. Call spreads are one type of option strategy that may be used by the Sub-Adviser. A call spread involves writing a call option and the corresponding purchase of a call option on the same underlying ETF, security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the call option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional potential upside above the strike price of the purchased call.

Other Investment Policies

In addition to its primary investment strategies described above, the Fund may invest, to a limited extent, in other types of securities and engage in certain other investment practices, as discussed below. These investment techniques are not expected to be a primary strategy of the Fund.

The Fund may invest up to 10% of its Managed Assets in warrants, and up to 20% of its Managed Assets in fixed-income securities other than money market instruments or money market funds, including bonds or senior secured loans of investment-grade or non-investment grade companies.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices. Derivatives include futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; and swaps, caps, floors, and collars. Up to 15% of the Fund's Managed Assets may be invested in illiquid securities.

The Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities in order to seek temporary defensive positions such as cash. The Fund is not required to, and generally will not, fully hedge its equity risk.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's Managed Assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Many of the securities in which the Fund may invest are denominated in foreign currencies. The Fund may engage in currency hedging to seek to protect the Fund against potential depreciation of a country's or region's currency versus the U.S. dollar. For example, the Fund may enter into forward currency contracts or purchase options.

The Fund may invest in IPOs.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds.

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale "against the box"). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against the box by delivering newly acquired stock.

The ability to use short sales against the box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Preferred Stock. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity securities due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment-grade at the time of investment by at least one nationally-recognized rating agency, or, if unrated, determined by the Sub-Adviser to be of comparable quality. S&P Ratings Services and Fitch Ratings consider securities rated BBB- and above to be investment-grade and Moody's considers securities rated Baa3 and above to be investment-grade.

Warrants. The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

When-Issued Securities and Forward Commitments. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

Securities Lending. The Fund may seek to earn income by lending portfolio securities, up to 33 1/3% of its Managed Assets, to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment-grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Sub-Adviser on an ongoing basis. The Fund may lend portfolio securities subject to a written European style covered call option contract, meaning that the option may be exercised only on the expiration date of the option, as long as the lending period is less than or equal to the term of the covered call option contract.

Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future, from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted under the 1940 Act, including ETFs that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies, including ETFs, and/or pooled investment vehicles during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market or in order to increase the effectiveness of the collar strategy for risk management for the Fund. As an investor in an investment company, the Fund will bear its pro rata share of that investment company's expenses and would remain subject to payment of that investment company's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in another investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

The Fund may also invest its assets in money market instruments or money market funds.

Portfolio Turnover. The Fund will purchase and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions, it expects to maintain relatively low core turnover of its stock portfolio, not including purchases and sales of equity securities and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

See "Additional Investment Policies and Restrictions" in the SAI for more information regarding the Fund's investment restrictions.

RISKS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Investment Policies and Restrictions" in the SAI.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount to their NAV, and the Fund's Common Shares may likewise trade at a discount to their NAV. The trading price of the Fund's Common Shares may be less than the public offering price at any point in time, and Common Shareholders who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investment and Market Risk

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund's Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing covered call options, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

Emerging Markets and Foreign Investment Risk

Because the Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; regulatory policies or actions; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Economic Risk

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments in emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Financial Market Risk

The financial markets of emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund.

Securities Market Risk

Investments in securities of issuers operating in emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. The Sub-Adviser will seek, where possible, to cause the Fund to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Sub-Adviser will be successful in eliminating this risk for the Fund, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund's claims in any of these events.

Investment and Repatriation Restrictions

Foreign investment in certain emerging country debt securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Entities with No or Poor Credit Ratings

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Foreign (Non-U.S.) Currency Risk

The Fund's portfolio will include equity securities of companies in foreign countries including emerging markets. The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars.

However, a significant portion of the Fund's assets will be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

Industry Focused Risk

The Fund's investment policies permit it to invest up to 25% of the value of its total assets in the securities of a single industry. At any time the Fund has significant exposure in a single industry, it will be more vulnerable to adverse economic, political and other factors that affect that industry than an investment company that did not have significant exposure to that industry.

For instance, the Sub-Adviser expects that it will initially invest a significant percentage of the Fund's Managed Assets in the financials and the natural resources and basic materials sectors, making the Fund particularly vulnerable to developments that negatively affect those sectors. The financials sector of emerging market countries can be significantly affected by events relating to government regulation, consolidation, financial innovation, stability and liquidity of local and global financial markets, exchange rates, cost of raising capital and competitive pressures. The natural resources and materials sector can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in these sectors will lag the performance of other industries or the broader market as a whole.

Geographic Focused Risk

The Fund's investment policies permit it to invest a significant portion of its assets in the securities of a single country that qualifies as an emerging market country. At any time the Fund has significant exposure to investments in a single country, it is more likely to be impacted by events or conditions affecting that country. Political and economic conditions and changes in regulatory, legal, tax or economic policy in such a country could significantly affect its market and surrounding or related countries and have a negative impact on the Fund's performance.

For example, the Sub-Adviser expects that it will initially invest a significant percentage of the Fund's Managed Assets in China and Brazil, making the Fund more vulnerable to developments that negatively affect those countries than other investment companies that have smaller investments in China and Brazil. Investment in China can be significantly affected by a number of risks, including risks of greater government restrictions and control over the economy; political and legal uncertainty; currency fluctuations or blockage; changes to the tax system; risks that the government may decide not to continue to support economic reform programs; risks of a greater reliance of the local economy on trade; periods of high inflation; and risks of nationalization or expropriation of assets. Investment in Brazil can be significantly affected by government intervention and regulation of the local economy; tax and regulatory politics; economic instability resulting from, among other things, periods of high inflation, persistent structural public sector deficits and significant devaluations of its currency; interest rates; exchange rates and controls over the movement of capital; and fluctuations in commodity prices.

Call Option Strategy Risk

There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund's strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option on an ETF, an index of equity securities or equity security or securities that is written (sold) by the Fund has the right to any appreciation in the cash value of the price of such index, ETF, security or securities over the exercise price up to and including the expiration date. Where the underlying asset is held by the Fund, the Fund sells the potential appreciation in the value of the asset above the exercise price during the term of the call option in exchange for the premium, but retains the risk of potential decline in the value of that asset. Where the underlying asset is not held by the Fund, the Fund incurs a loss to the extent the value of the asset appreciates above the sum of the premium and the exercise price during the term of the call option. The exercise of call options may be in cash or in shares of the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in the realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

Rising prices of the equity securities or a security in respect of which a call option is written will increase the liability of the Fund under such call option. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written call options positions on selected ETFs and/or international, regional, or country indices, and/or on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio. To the extent that there is a lack of correlation and the ETFs, indices or equity securities underlying the Fund's written call options appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily unless an exception is available under applicable accounting rules. Writing call options may cause the Fund to underperform an equivalent stock-only portfolio without a call option overlay in periods of rising markets, particularly in periods of strongly rising markets.

The transaction costs of buying and selling options consist primarily of bid/ask spreads and commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the securities because these costs are often greater in relation to options premiums than in relation to the cash value of the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies.

Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

The Fund's ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios that are less thematic and more comparable to broad market indices than the Fund. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a call option. In addition, OTC options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund does not intend to write (sell) call options where at the time the options are written, the value of the underlying assets exceeds the NAV of the Fund's equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. Where the Fund does not own an asset underlying its written call option, the Fund will "cover" this written call position by earmarking liquid assets in an amount equal to the market value of the underlying asset, by entering into an offsetting position (e.g., by purchasing a call option on the same asset as the call written where the exercise price of the purchased call is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets in an amount equal to the difference) and/or by holding a portfolio of ETFs, equity securities or indices which substantially replicate the movement of the asset on which the option is written.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers.

Equity Risk

The NAV of the Fund's Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Dividend Producing Equity Securities Risk

Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund's investment in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that a Fund's investments in these securities will necessarily reduce the volatility of the Fund's NAV or provide "protection," compared to other types of equity securities, when markets perform poorly.

Small-Cap and Mid-Cap Companies Risk

The Fund may invest in companies whose market capitalization is considered small-cap as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Corporate Debt Obligations Risk

Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Debt Securities Risk

All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Below Investment Grade and Unrated Securities Risk

The Fund may invest up to 20% of its Managed Assets in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody's and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody's or BB+ or lower by

S&P) are commonly referred to as "high yield" or "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund may invest in defaulted securities. Some of the debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody's or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Illiquid Securities Risk

The Fund may invest up to 15% of its Managed Assets in illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. In the case of exchange-traded options or options written in the OTC markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an OTC option on the market to consider it liquid, whereas OTC options on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

General Leverage Risk

There can be no assurance that the Fund will utilize leverage, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund's stockholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any preferred shares or the Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Adviser nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund's stockholders will in the long-term outweigh the potential risk of a reduced return. There is no assurance that the Fund's leverage strategy will be successful. The costs of an offering of preferred shares and/or a borrowing program will be borne by holders of Common Shares and, consequently, will result in a reduction of the net asset value of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund's Managed Assets, which includes proceeds from the issuance of preferred shares and/or borrowings. In this regard, holders of preferred shares do not bear the investment advisory fee.

Rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that holders of Common Shares effectively bear the entire advisory fee. Leverage involves risks and special considerations that stockholders should consider, including:

•  the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage;

•  when the Fund uses leverage, the fees payable to the Adviser will be higher than if the Fund did not use leverage;

•  the use of leverage may increase operating costs, which may reduce the Fund's total return; and

•  the effect of leverage in a declining market, which is likely to cause greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the NAV of the Fund. The Adviser, in its discretion, will continue the Fund's use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to current stockholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Lenders may impose specific restrictions as a condition to borrowing through a credit facility and, to the extent that the Fund issues preferred shares, the Fund intends to seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Adviser does not anticipate that such guidelines or restrictions will adversely impact the performance of the Fund's portfolio in accordance with its investment objectives and policies.

Derivatives Risk

In addition to writing call options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Regulation Risk

On July 21, 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act, Title VII of which will impose comprehensive regulation on certain OTC derivatives, including certain types of options and other derivatives transactions in which the Fund may seek to engage (the "Act"). The Act, many provisions of which will begin to take effect in July 2011, will require central clearing and exchange-style trade execution for many swap, option and other derivatives transactions that are currently traded in the OTC derivatives markets. The Act provides, as pertinent here, the CFTC or the SEC with authority to impose position limits in the swap markets. Subject to rulemaking by the CFTC or the SEC, the Act will require certain large swap market participants (i.e. swap dealers, security based swap dealers, MSPs and MSBSPs) to register with the CFTC or the SEC, as applicable, and they will be subject to substantial supervision and regulation, including capital standards, margin requirements, business conduct standards, and recordkeeping and reporting requirements.

The CFTC and SEC have issued proposed regulations with quantitative tests and thresholds to determine whether an entity is an MSP or MSBSP. While it seems unlikely that the Fund would be considered an MSP or MSBSP under such proposed tests, the proposed regulations have not yet been finalized and may be subject to substantial revision in the rulemaking process. Such treatment could subject the Fund to additional capital or margin requirements relating to its derivatives activities, and to additional restrictions on those activities. If that occurs, it could have an adverse effect on the Fund's ability to engage in the options strategies described in this prospectus, increase the costs of such activities, and/or otherwise reduce the effectiveness of the Fund's investment strategies. In addition, even if the Fund is not considered a MSP, the increased regulation of derivatives trading imposed by the Act may impose additional regulatory burdens that could increase the costs and reduce the benefits of the Fund's derivatives trading strategy.

Interest Rate Risk

The level of premiums from covered call option writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall. With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the Fund's income to decline over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Inflation Risk

Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund's future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund's shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Credit Risk

Prices of bonds and other debt securities can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as "high yield" or "junk bonds") have greater credit risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt securities are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Distribution Risk

The Fund's ability to pay distributions varies widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from short-term gains earned in respect of call option expiry or close-out. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Tax Risk

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund may distribute what is called a "return of capital" if the distributions by the Fund exceed the Fund's earnings. In such a case, the portion of the distributions that exceed earnings is, in effect, a partial return of the amount you invested in the Fund. For federal income tax purposes, if the Fund's total distributions for any year exceed its current and accumulated earnings and profits, any such excess will be characterized as a return of capital. Distributions in any year may include a substantial return of capital component.

For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed total taxable income and taxable net gains would generally be treated as a return of capital for tax purposes.

If the Fund makes a distribution that is a return of capital for tax purposes, such amount will not be taxable (because it is, in effect, a partial return of your investment), but such return of capital reduces the amount of the tax basis in your shares. As a result, a return of capital would normally result in a higher taxable capital gain on the sale of your shares (or lower capital loss if you lose money on your investment). As an example, if you invest $10,000, and have an initial tax basis of $10,000, a $2,000 return of capital would reduce your tax basis to $8,000 and if you subsequently sell your shares for $11,000 you would generally have a taxable gain of $3,000, whereas without the return of capital, your taxable gain would generally have been $1,000.

Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts, which could include distributions of capital gains and/or returns of capital. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by the IRS interpretations of the Code and future changes in tax laws and regulations. See "Tax Matters."

Any non-U.S. shareholders will generally be subject to withholding of U.S. tax on the Fund's distributions.

Foreign Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although the Fund may be able to recover a portion of these taxes, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

International Sanctions

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Common Stock Risk

The Fund's investments will include common stocks. In general, common stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities Risk

The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer's capital structure and, therefore, entail less risk than the issuer's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will likely increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will generally trade at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

The Fund may invest in convertible securities rated below investment grade, which may be referred to as "junk." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are additional special risks associated with the Fund's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Risks of Investing in Other Investment Companies

Subject to the limitations set forth in the 1940 Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the particular fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a stockholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Exchange-Traded Funds

The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. The Fund may, but under normal market conditions does not intend to, engage in frequent and active trading of portfolio securities to achieve its investment objective. However, annual portfolio turnover as a result of the Fund's purchases and sales of equity securities and options in connection with its options strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to the Fund and may result in greater realization of taxable capital gains.

Management Risk

The Fund is subject to management risk because it is an actively-managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser has a wide range of experience in managing equity portfolios (including portfolios that contain emerging market related equities), and strategies that involve options (including the writing of call options on an account's portfolio securities). However, the Sub-Adviser does not have experience in managing equity portfolios that combine emerging market portfolios with a strategy of writing (selling) call options similar to the strategy described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles.

IPOs Risk

IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the IPO. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

Depositary Receipts Risk

The Fund may invest in depositary receipts, including unsponsored depositary receipts. The issuers of unsponsored depositary receipts may not provide as much information about the underlying issuer and the depositary receipts may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Securities Lending Risk

To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's Managed Assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk.

Sub-Custody Risk

The Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.

Short Sales Risk

A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns.

Preferred Stock Risk

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Market Disruption and Geo-political Risk

The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and North Africa, such as in Tunisia, Egypt, Iran and Bahrain and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and political instability closed the Cairo stock exchange in January 2011, and similar events cannot be ruled out in the future. The war and occupation, political instability, terrorism, and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation, and other factors relating to the Common Shares and the investments made by the Fund.

Current Capital Markets Environment Risk

Global financial markets and economic conditions have been volatile in recent years due to a variety of factors, including significant write-offs in the financial services sector. General market uncertainty has resulted in declines in valuation, greater volatility and less liquidity for a variety of securities. During times of increased market volatility, the Fund may not be able to sell portfolio securities readily at prices reflecting the values at which the securities are carried on its books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce prices in an illiquid market.

The cost of raising capital in the fixed-income and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed-income instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new fixed-income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

ING Groep Restructuring

ING Groep has adopted a formal restructuring plan pursuant to which certain businesses, including the Adviser, Sub-Adviser and certain affiliates would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a United States-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all. The restructuring plan, whether implemented through the planned IPOs or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation of the restructuring plan on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring. The restructuring may result in the Adviser's and/or Sub-Adviser's loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability, and may result in IIM B.V. no longer being an affiliate of ING Investments, which may affect access to the services of IIM B.V. In addition, the restructuring of ING businesses, including the Adviser and Sub-Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Fund's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund's Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations or administration.

Anti-Takeover Provisions

The Fund's Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

No Temporary Defensive Positions Risk

The Fund will seek to invest in accordance with its investment objectives and generally will not adopt temporary defensive positions to hedge against adverse market conditions.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser, are managed under the direction of its Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisers

ING Investments is an Arizona limited liability company, registered as an investment adviser with the SEC, and is an indirect, wholly-owned subsidiary of ING Groep. ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, The Netherlands, is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258. As of December 31, 2010, ING Investments had approximately $47.5 billion of assets under management.

The Fund and ING Investments have entered into an investment management agreement (the "Investment Management Agreement") that requires ING Investments to provide investment advisory and portfolio management services for the Fund. The Investment Management Agreement with ING Investments may be cancelled by the Board or the Fund's shareholders upon 60 days' written notice. Under the Investment Management Agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee. For its services including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.15% of the Fund's average daily Managed Assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the Managed Assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the value of the asset related to those contracts increases, thereby increasing the Managed Assets of the Fund and increasing the management fee payable to the Adviser. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily Managed Assets, including proceeds from the issuance of preferred shares and/or borrowings, if any. Consequently, the fees will be higher when leverage is utilized.

IIM B.V. will be responsible for investing the Fund's assets in accordance with the Fund's investment objective and strategies. IIM B.V. is a Netherlands corporation with principal offices at Schenkkade 65, 2595 AS The Hague, The Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. IIM B.V. is registered as an investment adviser with the SEC. It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. As of December 31, 2010, IIM B.V. had approximately $2.3 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of December 31, 2010, had approximately $206.8 billion in assets under management.

IIM B.V. is a non-resident investment adviser with all of its assets located outside of the United States. Investors will be able to effect service of process on IIM B.V. by serving Gerald Lins, General Counsel, ING Investment Management Co., 230 Park Avenue, New York, NY 10169. Investors will be able to enforce, in U.S. courts, judgments against IIM B.V. obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in The Netherlands have discretionary power to attach such weight to foreign judgments as they deem fit in the absence of a treaty or an act regarding judgments rendered by foreign courts. No such treaty or act currently exists in regards to judgments rendered by a court in the United States.

Courts in The Netherlands also have discretionary power to enforce, in original actions, liabilities predicated solely upon the U.S. federal securities laws as they deem fit.

For its services, IIM B.V. will receive from ING Investments, a sub-advisory fee equal to 0.575% of the Fund's average daily Managed Assets. No advisory fee will be paid by the Fund directly to the Sub-Adviser. The Sub-Adviser may provide investment management services to other funds or accounts that follow an investment program similar to that of the Fund. The Sub-Adviser has adopted policies and procedures that it believes are reasonably designed to address potential conflicts of interest, including with respect to the allocation of investment opportunities. See "Investment Advisory and Other Services—Potential Conflicts of Interest" in the Statement of Additional Information.

ING Investments has also retained ING Investment Management Co. ("ING IM" or the "Consultant"), a Connecticut corporation that is an indirect, wholly-owned subsidiary of ING Groep, to provide certain consulting services for ING Investments. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Adviser and Sub-Adviser with respect to the Fund's level and/or managed distribution policy.

For its services, the Consultant will receive a consultancy fee of 0.3375% of the Fund's average daily Managed Assets from ING Investments. No fee will be paid by the Fund directly to the Consultant.

ING Groep

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, Sub-Adviser and certain affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a United States-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan, whether implemented through the planned IPOs or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation of the restructuring plan on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring. The restructuring may result in the Adviser's and/or Sub-Adviser's loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability, and may result in IIM B.V. no longer being an affiliate of ING Investments, which may affect access to the services of IIM B.V. In addition, the divestment of ING businesses, including the Adviser and Sub-Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Fund's advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund's Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

For a discussion of the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Fund's semi-annual shareholder report to be dated August 31, 2011.

Investment Management Team

Set forth below is information regarding the members of the investment team that are primarily responsible for the management of the Fund's portfolio. The team consists of investment professionals with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund's portfolio from the inception of the Fund under the leadership of Moudy El Khodr and Manu Vandenbulck.

Moudy El Khodr will serve as a lead portfolio manager for the Fund. Mr. El Khodr will be responsible for implementing the Fund's overall investment strategy, including security selection and portfolio construction. Mr. El Khodr joined IIM B.V. in 2001 and is responsible for the Global High Dividend strategies. Prior to 2006, Mr. El Khodr had been in charge of the Belgian funds (including the Belgian High Dividend fund, the Star fund and the Global Equity Portfolio) since he joined ING Investment Management. Prior to this he was an equity fund manager at Banque Générale du Luxembourg (BGL). Mr. El Khodr started his career at the Belgian stock exchange (now Euronext Brussels) in the study and statistics department. Mr. El Khodr holds a degree in Economics from the Université Catholique de Louvain and is a European Certified Financial Analyst.

Manu Vandenbulck will serve as a lead portfolio manager for the Fund. Mr. Vandenbulck will be responsible for implementing the Fund's overall investment strategy, including security selection and portfolio construction. Mr. Vandenbulck is a Senior Investment Manager and manages the Europe High Dividend Fund since its inception in 2004. Mr. Vandenbulck also manages the European equity sleeve of the U.S. closed-end fund, ING International High Dividend Equity Income Fund, since inception in 2007. From 2001 to 2004, he was senior manager of equities and balanced portfolios at IIM B.V. Between 2000 and 2001, he was a private equity analyst for FLV Fund (Technology). Mr. Vandenbulck began his career as a fixed income manager in 1997. Mr. Vandenbulck has a degree in Economics from the University of Antwerp, and is a Certified European Financial Analyst.

Nicolas Simar is the Head of the value team in the Equity Investments department. In this capacity he is responsible for all value strategies, including those implemented by the Fund. Mr. Simar started his career at the Banque Bruxelles Lambert in 1996 (now part of ING) as an Investment Manager Fixed Income and moved three years later to the equity team to manage the Euro High Dividend strategy. Mr. Simar holds a degree in Civil Engineering from the Université Catholique de Louvain (1994) and a degree in Business Administration from the Institut Français du Pétrole (Paris, 1995).

Patrick den Besten will coordinate emerging markets fundamental research for the Fund. Mr. den Besten joined IIM B.V. in 2000 and is the Head of the Corporate Analytics-Emerging Markets team, a team of 6 bottom up focused global emerging markets analysts. Mr. den Besten also co-manages the global emerging market equity strategies. Before joining the emerging market team he was Head of the Global Industrials and Materials Team and Deputy Head of the Global Sectors team (since 2006). The Global Sectors team's primary focus and responsibility was twofold: bottom-up research and stock selection as an input to all portfolio management teams and the management of all sector dedicated products. Prior to this position, he focused on General Industrials and Basic Industries sectors in European Equities and was the sector coordinator for global basic materials, industrials and consumer durables. Before joining IIM B.V., he worked at AEGON Asset Management where he was involved in tactical asset allocation and equity strategy. Mr. den Besten graduated 'cum laude' in Financial Economics from the University of Tilburg in 1997.

Willem van Dommelen will serve as a portfolio manager and is responsible for structuring and implementing the Fund's option strategy. Mr. van Dommelen joined IIM B.V. in 2002 and is currently a member of the structured Investment Strategies department. Mr. van Dommelen is heading the Investment Managers team for Derivatives Strategies and is responsible for overseeing management of a range of structured products and the execution of transactions in the derivatives portfolios. Mr. van Dommelen started his career as Portfolio Manager Institutional Clients, where he was responsible for the client servicing of around 80 institutional clients of IIM B.V. Mr. van Dommelen obtained his Masters degree in Economics from Tilburg University, The Netherlands in 2002, specializing in accountancy and investment theory. Mr. van Dommelen holds a RBA degree (registered investment analyst).

Edwin Cuppen will serve as a portfolio manager and is also responsible for structuring and implementing the Fund's option strategy. Mr. Cuppen joined IIM B.V. in 2007 and is currently responsible for managing a range of structured mutual funds and the execution of transactions in derivatives portfolios for the Structured Investment Strategies department. Before joining ING Investment Management, from October 2004 until June 2007 he worked for Rabobank International as Treasury Sales Advisor, where was responsible for selling foreign currency, foreign currency derivatives and rate derivatives to financial institutional clients he started his career in 2000 trading foreign currency forwards and money market derivatives with ABN AMRO Bank. Mr. Cuppen obtained his Master's degree in Financial Management from Nyerode University in Breukelen in 1999, specializing in Corporate Finance and Treasury. In addition, he holds an RBA-degree (Certified European Financial Analyst) and CAIA designation (Chartered Alternative Investment Analyst).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The Administrator

The administrator of the Fund is ING Funds Services, LLC ("ING Funds Services" or the "Administrator"). Its principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of ING Investments.

Under an administration agreement (the "Administration Agreement") between ING Funds Services and the Fund, ING Funds Services administers the Fund's corporate affairs subject to the supervision of the Fund's Board. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical personnel who provide certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund's average daily Managed Assets. The Administration Agreement may be cancelled by the Fund's Board upon 60 days' written notice.

Control Person

Prior to the Offering, ING Investments will purchase Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. At that time, ING Investments will own 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

DESCRIPTION OF SHARES

Common Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Common Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

Common Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and in such event, the holders of the remaining Common Shares and any preferred shares will not be able to elect any of such Trustees.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person's status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Neither Common Shareholders nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

If preferred shares are issued and outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless, at the time of such declaration: (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid; and (ii) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing the aggregate liquidation value of the outstanding preferred shares.

Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Fund's Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into one or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.

Any decision to offer preferred shares is subject to market conditions and to management's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to be consistent with the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board in consultation with ING Investments (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering.

Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to elect at least two trustees at all times and elect a majority of the trustees at any time when dividends on such class of securities are unpaid for two full years. In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from one or more nationally recognized rating agencies. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such rating agency would be more or less restrictive than as described in this prospectus.

Borrowings

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. The Fund may obtain a short-term working capital facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5% to 10% of the value of the Fund.

In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Effects of Possible Future Leverage

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage, though it may enter into a working capital facility to facilitate its options strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distributions on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition, the fee paid to the Adviser will be calculated on the basis of the Fund's average daily Managed Assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

NET ASSET VALUE

Net Asset Value

The NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund's assets (including interest accrued but not collected) less all liabilities (including accrued expenses and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

Valuation of the Fund's Assets

The assets in the Fund's portfolio are valued in accordance with the Fund's Valuation Procedures adopted by the Board. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board.

The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration may be given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the U.S. is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. The value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange not to represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's Valuation Procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents each day NAV is calculated using the applicable foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded over-the-counter will be valued using one of three methods: (i) dealer quotes; (ii) industry models with objective inputs; or (iii) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of Common Shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DISTRIBUTIONS

Initial Distribution

The Fund's initial distribution is expected to be declared approximately 50 days after the completion of the Offering, and paid approximately 80 days after the completion of the Offering, depending upon market conditions. Thereafter, distributions are expected to be declared quarterly, depending on market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or Common Shares purchased in the open market through the Fund's dividend reinvestment plan.

Level Rate Distribution Policy

Commencing with the Fund's first distribution, the Fund intends to implement a level dividend strategy and make regular quarterly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund's distributions will be based on past and projected:

•  dividends received on the equity securities or other securities held by the Fund and interest on any interest bearing investments of the Fund;

•  net capital gains from net option premiums (call option premium received less the cost of close-out or settlement);

•  capital gains (realized or unrealized) on the equity securities held in the Fund's portfolio; and

•  gross premiums received from the call writing strategy.

Because the Fund's distributions will be based on past and projected Fund performance and the factors outlined above, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. The Fund's Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund's annual distributions will likely differ from annual net investment income and may in some annual periods include a return of capital. The investment company taxable income of the Fund will include all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss, and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

To the extent that the Fund's investment company taxable income for any year exceeds the total quarterly distributions paid during the year, the Fund will generally make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed. To the extent that the Fund's distributions paid during the year exceed its current and accumulated earnings and profits, such distributions will constitute a return of capital and shareholders will be notified of such after the end of the relevant year.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Alternatively, the Fund may retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. In that case, the Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund's taxable year. In such a case, Common Shareholders must include their allocable shares of such designated amount in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. For example, the Fund may distribute income early in the calendar year that is taxable at short-term capital gains rates, but incur net short-term capital losses later in the year, thereby offsetting the income taxable at short-term capital gains rates for which distributions have already been made by the Fund. See "Tax Matters."

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' NAV.

Managed Distribution Policy

The Fund may in the future seek exemptive relief granted by the SEC under the 1940 Act, which would permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

Under a managed distribution policy, the Fund would distribute to shareholders a fixed quarterly amount, which may be adjusted from time to time. As with the level distribution policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and result in a return of capital.

The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would constitute a return of capital, and first reduce the adjusted tax basis in the shares, and after such adjusted tax basis was reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributes the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund's Board reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the "Plan Agent"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either: (i) through receipt of additional newly issued but authorized Common Shares from the Fund ("Newly Issued

Common Shares"); or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with The Bank of New York Mellon. The affiliated broker will receive brokerage commissions for effecting Plan transactions.

If, on the payment date for any Dividend, the closing market price per Common Share ("Market Price") plus estimated brokerage commissions is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the Market Price on the payment date, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the Market Price plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have 30 days to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

If the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the 30th day following the payment date for that Dividend provided that, if the NAV is less than or equal to 95% of the then current Market Price, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share charge on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Plan Agent at (866) 227-2089.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. The Declaration of Trust also limits the ability of shareholders to call meetings of the shareholders.

In addition, the Declaration of Trust requires the favorable vote or consent of the holders of not less than 75% of each class and series of shares outstanding and entitled to vote (with each class and series separately voting thereon or consenting thereto as a separate class and series), to approve certain transactions with 5%-or-greater holders of a class of shares and their associates. These provisions are not applicable to any such transaction if the Trustees by resolution have approved such transaction or to any such transaction with any corporation of which a majority of the outstanding shares of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment program; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold, leased or exchanged in the ordinary course of business); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period, or assets sold, leased or exchanged in the ordinary course of business).

The provisions with respect to the Board and the 75% voting requirements described above, are greater than the minimum requirements under Delaware law or the 1940 Act. This description of the provisions is qualified in its entirety by reference to the Declaration of Trust. The Declaration of Trust is on file with the SEC and contains the full text of these provisions.

Further, the Bylaws require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. In general, a shareholder must provide the Fund with notice during a thirty (30) day period ending sixty (60) days before the anniversary of the preceding year's annual meeting.

Derivative Claims

The Declaration of Trust provides that no person, other than a Trustee, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund with respect to such series or class (a "Derivative Claim"). Further, no shareholder of a series or a class may maintain a Derivative Claim on behalf of the Fund with respect to such series or class unless holders of at least ten percent (10%) of the outstanding shares of such series or class join in the bringing of such action. In addition to requirements under the Delaware Statutory Trust Act, a shareholder may bring a Derivative Claim on behalf of the Fund with respect to a series or class only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and (ii) unless a demand is not required under clause (i), the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end registered management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV, although it is also possible that they may trade at a premium above NAV. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Because of the possibility and the recognition that any discount to the NAV may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Board may also approve efforts by the Fund to communicate with shareholders and disseminate information to the market. The Fund cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any discount in the market value of the Fund's shares to its NAV, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires: (i) approval of both a majority of the Fund's outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting separately; and (ii) either (a) approval by a majority of the Trustees followed by approval by not less than seventy five percent (75%) of shares of each class or series outstanding, voting separately, or (b) unanimous approval by the Trustees, followed by approval by a majority of outstanding shares. Such approval is in addition to any vote or consent of the shareholders otherwise required by law, or any agreement between the Fund and any national exchange.

Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which would eliminate a leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the preferred shares.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

REPURCHASE OF COMMON SHARES

Although there are no current plans to do so, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

Share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares; however, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal market on which the Common Shares are traded.

TAX MATTERS

Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a "capital asset." A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the Common Shares. This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to shareholders who are subject to special treatment under the U.S. federal income tax laws (including shareholders who are financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes). Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to generally avoid paying U.S. federal income or excise tax. Assuming that it satisfies the requirements, the Fund will generally not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. However, if the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss) or any investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), it will be subject to tax at regular corporate rates on the amount retained.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income (including its net capital gain) will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund fails to satisfy the requirements relating to sources of its income and diversification of its assets described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Taxes on Distributions

Although the Fund will generally not be taxed on certain amounts it distributes, most shareholders will be taxed on amounts they receive. Distributions will generally be taxable as either ordinary income or long-term capital gain, whether paid in cash or reinvested in additional Common Shares. Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, any interest income and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that are properly reported as capital gain dividends will generally be taxable to you as long-term capital gains, regardless of how long you have held the Common Shares.

Distributions of "qualified dividend income" paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers may be taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). To be eligible for the reduced rate on qualified dividends, a shareholder must satisfy certain holding period (generally more than 60 days with respect to each distribution) and other requirements. In the case of a RIC, such as the Fund, the amount of dividends paid by the Fund that may be eligible for the reduced rate may not exceed the amount of aggregate qualified dividends received by the Fund. For this purpose, qualified dividends means dividends received by the Fund from U.S. corporations and certain "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2013. As a result, in the absence of further legislative change, for taxable years beginning on or after January 1, 2013, the maximum tax rate on dividends for individual investors will increase to 39.6%.

The Fund may also be able to report a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period and other requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends (for taxable years beginning prior to January 1, 2013 in the absence of further legislative change) or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains generally would be taxed as ordinary income. Further, certain of the Fund's option writing strategies and securities lending activities could reduce the amount of the Fund's distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

In most cases, some or all of the net gains from the Fund's option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to: (i) the fair market value of any new Common Shares issued to the Common Shareholder by the Fund if Common Shares are trading at or above NAV; or (ii) if Common Shares are trading below NAV, the cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to the amount of the distribution.

In light of the Fund's plans regarding its initial distribution and its plan to adopt either a level distribution plan or a managed distribution policy, you may receive a so-called "return of capital" distribution. To the extent that a distribution exceeds the Fund's current and accumulated earnings and profits, it will generally be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Although a return of capital distribution by the Fund may not be currently taxable, because it results in a reduction in the tax basis of Fund shares, it will generally result in a higher taxable capital gain on the sale of your shares or a lower capital loss if you lose money on your investment.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and certain trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about an investment through a tax-deferred account.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

The Fund's distributions are taxable when they are paid, except that distributions declared in October, November or December with a record date in such a month and paid in January of the following calendar year are taxable as if paid on December 31 of the current calendar year.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Tax Aspects of Sales of Fund Shares

Upon the sale or other disposition of shares of the Fund, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the maximum tax rate on long-term capital gains for individual investors is 15% for taxable years beginning before January 1, 2013. This rate will lapse and the previous rates at 20% will be reinstated for taxable years beginning on or after January 1, 2013 unless further Congressional action is taken.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

Taxation of Fund Investments

Although the Fund will generally not be subject to tax on certain amounts that the Fund distributes, as discussed above, the tax treatment of the Fund's investments will affect the timing and tax character of the Fund's distributions.

Certain of the Fund's investments (including transactions in options) are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert long-term capital gain into short-term capital gain or ordinary income; (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash; and (vii) produce income that may not qualify as good income for purposes of satisfying the Fund's qualification as a RIC. The Fund will monitor its transactions and may make certain tax elections that may mitigate the effect of these provisions.

In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is generally governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close-out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put option or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased stock and, in the case of a put option, reduces the amount realized on the underlying stock in determining gain or loss.

In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss regardless of the Fund's holding period. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are "qualified covered call options" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that are part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. With respect to straddles, certain elections may be available to the Fund that would result in tax treatment different from than that described above.

The Fund's income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund may make an election that will generally enable its shareholders to obtain the benefit of deductions or credits for certain foreign taxes paid by the Fund. In the event of such an election, the shareholders would need to include the amount of such foreign taxes in their income and the shareholders may be able to take a deduction or credit for such taxes, subject to certain limitations.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75%

of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. Alternatively, the Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2012, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the IRS.

Non-U.S. Shareholders

Any non-U.S. shareholders will generally be subject to withholding of U.S. tax at the rate of 30% (or a lower treaty rate if applicable) on the Fund's ordinary distributions, including any amounts that would otherwise qualify for reduced rates on qualified dividends for U.S. shareholders. Non-U.S. shareholders may also potentially be subject to U.S. estate tax with respect to their shares in the Fund. Non-U.S. shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. are acting as Representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. Incorporated	3,540,000
Citigroup Global Markets Inc.	3,540,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,400,000
UBS Securities, LLC	2,300,000
Wells Fargo Securities, LLC	2,110,000
Ameriprise Financial Services, Inc.	735,000
Barclays Capital Inc.	1,035,000
Chardan Capital Markets, LLC	400,000
Janney Montgomery Scott LLC	165,000
J.J.B.Hilliard, W.L.Lyons, LLC	35,000
Ladenburg Thalmann & Co. Inc.	210,000
Maxim Group LLC	40,000
RBC Capital Markets, LLC	525,000
Stifel, Nicolaus & Company, Incorporated	255,000
Wedbush Securities Inc.	130,000
Andrew Garrett Inc.	2,500
BB&T Capital Markets, a division of Scott & Stingfellow, LLC	60,000
Brean Murray, Carret & Co., LLC.	5,000
Capitol Securities Management Incorporated	40,000
Dominick & Dominick LLC	95,000
E*TRADE Securities LLC	35,000
Geoffrey Richards Securities Corp.	95,000
Henley & Company LLC	60,000
Huntleigh Securities Corporation	5,000
J.P. Turner & Company, L.L.C.	35,000
Joseph Gunnar & Co. LLC	15,000
Laidlaw & Company (UK) LTD	2,000
Lebenthal & Co. Inc.	8,500
Moors & Cabot Inc.	2,000
Morgan Keegan & Company, Inc.	130,000
Muriel Siebert & Co., Inc.	28,000
Newbridge Securities Corporation	15,000
Northeast Securities, Inc.	1,000
Paulson Investment Company, Inc.	75,000
Regal Securities, Inc.	1,000
Source Capital Group, Inc	15,000
Southwest Securities, Inc.	25,000
Wayne Hummer Investments L.L.C.	30,000
Westminster Financial Securities, Inc.	50,000
Total	19,250,000

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 per Common Share under the initial offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share to the other Underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.5% of the initial offering price. Investors must pay for any Common Shares purchased on or before April 29, 2011.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of 2,603,422 Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters' over-allotment option is exercised in full, the total price to the public would be $437,068,440, the total Underwriters' discounts and commissions (sales load) would be $19,668,080 and the total proceeds to the Fund would be $416,526,223.

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$20.00	$20.00	$385,000,000	$437,068,440
Sales load	$0.90	$0.90	$17,325,000	$19,668,080
Estimated offering expenses	$0.04	$0.04	$770,000	$874,137
Proceeds, after expenses, to the Fund	$19.06	$19.06	$366,905,000	$416,526,223

The fees described below under "—Additional Compensation to Be Paid by the Adviser" are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per Common Share sold by the Fund in this Offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The Fund may reimburse ING Investments for all or a portion of its expenses incurred in connection with this offering (other than those described in "—Additional Compensation to Be Paid by the Adviser"), to the extent that the other offering expenses of the Fund do not equal or exceed the $0.04 per Common Share the Fund has agreed to pay for the offering expenses of the Fund. The aggregate offering expenses (excluding sales load) are estimated to be $1,100,000 in total, $770,000 of which will be borne by the Fund (or $874,137 if the Underwriters exercise their overallotment option in full). See "Summary of Fund Expenses."

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund has been approved for listing of its Common Shares on the NYSE, subject to notice of issuance, under the trading or "ticker" symbol "IHD."

The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if: (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this Offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this Offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser, the Sub-Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended ("1933 Act").

Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering of Common Shares.

ING Financial Partners, Inc. ("IFP") may be a member of the selling group in the Offering. IFP is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Additionally, IFP is affiliated with ING Investments and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) ("IID").

The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, NY 10152. The principal business address of Ameriprise Financial Services, Inc. is 707 2nd Avenue South, Minneapolis, Minnesota 55402.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser, the Sub-Adviser and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to Be Paid by the Adviser

ING Investments (and not the Fund) has agreed to pay Morgan Stanley & Co. Incorporated from its own assets, upfront structuring and syndication fees in the amount of $3,603,670.74 for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies, (iv) the overall marketing and positioning thesis for the offering of the Fund's Common Shares, (v) securing participants in the Fund's initial public offering, (vi) preparation of marketing and diligence materials for underwriters, (vii) conveying information and market updates to the underwriters, and (viii) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to Morgan Stanley & Co. Incorporated will not exceed 0.94% of the total public offering price of the Common Shares. These services provided by Morgan Stanley & Co. Incorporated to ING Investments are unrelated to ING Investments' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

ING Investments (and not the Fund) has agreed to pay Citigroup Global Markets Inc. from its own assets, an upfront structuring fee in the amount of $1,146,522.60 for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies and (iv) the overall marketing and positioning thesis for the offering of the Fund's Common Shares. The upfront structuring fee paid to Citigroup Global Markets Inc. will not exceed 0.30% of the total public offering price of the Common Shares. These services provided by Citigroup Global Markets Inc. to ING Investments are unrelated to ING Investments' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

ING Investments (and not the Fund) has agreed to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated from its own assets, an upfront structuring fee in the amount of $953,539.00 for advice relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies and (iv) the overall marketing and positioning thesis for the offering of the Fund's Common Shares. The upfront structuring fee paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 0.25% of the total public offering price of the Common Shares. These services provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to ING Investments are unrelated to ING Investments' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

ING Investments (and not the Fund) has agreed to pay UBS Securities LLC from its own assets, an upfront structuring fee in the amount of $693,112.00 for advice relating to the structure, design and organization of the Fund, including without limitation, idea generation and assessment of the investment opportunity, analysis of the trading performance of comparable funds and guidance around investment policies and portfolio characteristics. The upfront structuring fee paid to UBS Securities, LLC will not exceed 0.19% of the total public offering price of the Common Shares. These services provided by UBS Securities, LLC to ING Investments are unrelated to ING Investments' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

ING Investments (and not the Fund) has agreed to pay Wells Fargo Securities, LLC from its own assets, an upfront structuring fee in the amount of $592,686.00 for advice relating to the structure, design and organization of the Fund, including without limitation, idea generation and assessment of the investment opportunity, analysis of the trading performance of comparable funds, guidance around investment policies and portfolio characteristics, and advice related to positioning, marketing and distribution strategy of the Fund's Common Shares. The upfront structuring fee paid to Wells Fargo Securities, LLC will not exceed 0.16% of the total public offering price of the Common Shares. These services provided by Wells Fargo Securities, LLC to ING Investments are unrelated to ING Investments' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

ING Investments (and not the Fund) has agreed to pay Ameriprise Financial Services, Inc. from its own assets, an upfront structuring fee in the amount of $204,879.25 for advice relating to the structure, design and organization of the Fund and the distribution of the Fund's Common Shares. The upfront structuring fee paid to Ameriprise Financial Services, Inc. will not exceed 0.06% of the total public offering price of the Common Shares. These services provided by Ameriprise Financial Services, Inc. to ING Investments are unrelated to ING Investments' function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

ING Investments (and not the Fund) has also agreed to pay from its own assets a commission to certain registered personnel of IID (a broker-dealer affiliate of ING Investments and the Sub-Adviser), who participate as wholesalers in the marketing of the Fund's Common Shares, in an amount which will not exceed $693,000.00. These commissions, in the aggregate, will not exceed will not exceed 0.18% of the total public offering price of the Common Shares.

As part of the Fund's payment of the Fund's offering expenses, the Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $65,000 in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The Fund has agreed to reimburse the Underwriters the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares, in an amount not to exceed $65,000 in the aggregate, which amount will not exceed 0.02% of gross proceeds. ING Investments (and not the Fund) will pay upfront structuring and/or syndication fees to Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc., as described above, which will not exceed $7,194,409.59. ING Investments (and not the Fund) will pay a commission to certain registered personnel of IID (a broker-dealer affiliate of ING Investments and the Sub-Adviser), who participate as wholesalers in the marketing of the Fund's Common Shares, in an amount which will not exceed $693,000. Total compensation to the Underwriters and commissions to certain personnel of IID will not exceed 6.57% of gross proceeds.

Offering expenses paid by the Fund (other than sales load but inclusive of the $770,000 expense reimbursement to ING Investments referred to above) will not exceed $0.04 per share sold by the Fund in this offering. If the offering expenses referred to above exceed this amount, ING Investments will pay the excess. The aggregate offering expenses (excluding sales load but inclusive of the $770,000 expense reimbursement to ING Investments referred to above) are estimated to be $1,100,000 in total, $770,000 of which will be borne by the Fund (assuming no exercise of the Underwriters' overallotment option).

The following table summarizes total underwriting compensation determined in accordance with FINRA rules.

	Per Share (Without Over-Allotment)		Total (Without Over-Allotment)
Underwriting Compensation	Dollar Amount	As a percentage of Gross Proceeds	Dollar Amount	As a percentage of Gross Proceeds
Sales Load	$0.900	4.50%	$17,325,000	4.50%
Expense Reimbursement to Underwriters(1)	$0.004	0.02%	$65,000	0.02%
Total Underwriting Compensation Borne by Purchasers of Common Shares	$0.904	4.52%	$17,390,000	4.52%
Structuring and Syndication Fees Payable	$0.374	1.87%	$7,194,409.59	1.87%
Commissions to Certain Personnel of IID	$0.036	0.18%	$693,000	0.18%
Total Underwriting Compensation Borne by ING Investments	$0.410	2.05%	$7,887,409.59	2.05%

(1)  The Fund has agreed to reimburse the Underwriters up to $65,000 for the expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares. These payments by the Fund are subject to the overall $0.04 per share cap on offering expenses (other than the sales load) payable by the Fund.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website (http://www.sec.gov) containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund's Common Shares are expected to be listed on the NYSE subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC free of charge through the SEC's website (http://www.sec.gov). You may also copy and review the Registration Statement at the SEC's Public Reference Room in Washington, D.C. Information relating to the Public Reference Room can be obtained by calling the SEC at 1-202-551-8090. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, and for the Underwriters by Davis Polk & Wardwell LLP. Dechert LLP and Davis Polk & Wardwell LLP may rely as to certain matters of Delaware law on the opinion of Richards Layton & Finger P.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report filed as an exhibit to the SAI, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG LLP is Two Financial Center, 60 South Center, Boston, MA 02111.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The custodian, transfer agent, dividend disbursing agent and registrar for the Fund is The Bank of New York Mellon, whose principal address is 480 Washington Boulevard, 29th Floor, Jersey City, New Jersey 07310.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties. Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For information about the privacy policy of ING Investments and IID, see "ING's Privacy Promise" on the Fund's website (www.ingfunds.com).

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Until May 21, 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

19,250,000 Shares

ING Emerging Markets High Dividend Equity Fund

Common Shares
$20.00 per Share

PROSPECTUS

Morgan Stanley

Citi

BofA Merrill Lynch

UBS Investment Bank

Wells Fargo Securities

Ameriprise Financial Services, Inc.

Barclays Capital

Chardan Capital Markets, LLC

Janney Montgomery Scott

J.J.B. Hilliard, W.L. Lyons, LLC

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

RBC Capital Markets

Stifel Nicolaus Weisel

Wedbush Securities Inc.

April 26, 2011

PRO-IHD

STATEMENT OF ADDITIONAL INFORMATION

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

This Statement of Additional Information (“SAI”) relates to the ING Emerging Markets High Dividend Equity Fund (the “Fund”). The Fund is a newly organized, diversified, closed-end management investment company.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND DATED JULY 14, 2010 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND’S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (HTTP://WWW.SEC.GOV).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

This Statement of Additional Information is dated April 26, 2011

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ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

HISTORY OF THE FUND

The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized on July 6, 2010.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. ING Investment Management Advisors B.V. (“IIM B.V.” or the “Sub-Adviser”) will use the following techniques only to the extent it believes that doing so will help to achieve the Fund’s investment objective. The fact that the Fund may use a technique does not mean that the technique will actually be used.

EQUITY INVESTMENTS. As described in the Prospectus, the Fund seeks to achieve its objective by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries.

PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its managed assets invested in preferred stocks, if any, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a preferred stock is purchased, and the Fund is not required to dispose of a preferred stock in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

EMERGING MARKET ISSUERS. The risks of foreign (non-U.S.) investments described in the Prospectus apply to an even greater extent to investments in countries with emerging markets. The securities markets of countries with emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in countries with emerging markets, and the activities of investors in such markets and enforcement of existing regulations have been extremely limited. Many countries with emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Economies in countries with emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in countries with emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of countries with emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in countries with emerging markets..

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold for hedging, risk management and investment purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on common stocks and other securities, instruments based upon equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, or floors or combinations of the above. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

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Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

OVER THE COUNTER (“OTC”).  OTC derivative instruments including, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange or other exchanges may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, are generally illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), limit the Fund’s use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, “basket” of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the OTC market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total return swaps. Total return swaps are a type of swaps in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission and any other regulatory body having jurisdiction over such contracts. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term

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capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a “Section 1256 contract” under the Code, the contract will generally be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

SHORT SALES. Short sales of securities in which the Fund may engage are sales of securities already owned or in which there is a right to be acquired at no added cost through conversion or exchange of other securities owned (referred to as short sales “against the box”).

If the Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when ING Investments, LLC (“ING Investments” or the “Adviser”) or the Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements.

SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade (rated BBB- or higher by S&P, Baa3 or higher by Moody’s). All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked-to-market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These

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risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

WARRANTS. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants (“Index Warrants”) are instruments whose values vary depending on the change in the value of one or more specified securities indices. Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were to not exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S.

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dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another — for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company under the Code.

OTHER INVESTMENT COMPANIES. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses. Exchange-traded funds (“ETFs”) are investment companies whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs of ETFs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs’ underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETFs’ fees and expenses.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DEBT SECURITIES. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. Credit risk is the risk that the Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature. The securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

CALL RISK. During periods of falling interest rates, a bond issuer may “call,” or repay, its high yielding bond before the bond maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

TEMPORARY INVESTMENTS. The Fund may temporarily invest to a significant degree in cash, cash equivalents or investment grade debt securities including U.S. government securities. Cash equivalents are highly liquid, short-term

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securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

1.        purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

2.                       issue any senior security, except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

3.                       purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

4.                       purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

5.                       make loans to other persons, except by: (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies; (b) entering into repurchase agreements and (c) lending its portfolio securities.

6.                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

7.                       underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”) in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment.

8.                       purchase or sell commodities or commodity contracts for the purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

9.                       purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.

The Fund has also adopted the following non-fundamental investment policies which may be changed by the Board of Trustees of the Fund (the “Board” or the “Trustees”) without approval of the Fund’s shareholders. As a matter of non-fundamental policy, under normal market conditions the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Fund will provide its shareholders with at least 60 days’ prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. Solely for the purpose of compliance with Rule 35d-1 under the 1940 Act, the Fund will calculate its 80% investment test using net assets (plus borrowings for investment purposes) rather than managed.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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MANAGEMENT OF THE FUND

INFORMATION REGARDING INDIVIDUAL MEMBERS OF THE FUND

The Board is responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Set forth in the table below is information about each Trustee of the Fund.

Name, Address and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Board Positions held by Trustee

Independent Trustees

Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	August 2010 - Present	President, Glantuam Partners, LLC, a business consulting firm, (January 2009 – Present); and Consultant (January 2005 to Present).	133	None.

John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	August 2010 - Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum (3) (September 1989 – March 2006).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	August 2010 - Present	Consultant and President, Ravengate Partners LLC a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present) and the Royce Fund (2009 – Present).

Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	August 2010 - Present	Retired.	133	First Marblehead Corporation (September 2003- Present) and BlackRock Funds (February 2005 – 2007).

J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	August 2010 - Present	Retired. Formerly, President, Chief Executive Officer, Bankers Trust Company, N.A. Des Moines (June 1992 – December 2008).	133	Bankers Trust Company, N.A. Des Moines (June 1992-June 2009) and Midamerica Financial Corporation (December 2002 - December 2009).

Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	August 2010 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	133	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Re Holdings Corp. (November 2006 – October 2009).

Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	August 2010 - Present	Consultant (May 2001 – Present).	133	Stillwater Mining Company (May 2002 – Present).

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Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Board Positions held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	August 2010 - Present	President, Springwell Corporation, a corporate finance firm, (March 1989 - Present).	133	UGI Corporation (February 2006 - Present); UGI Utilities, Inc. (February 2006 - Present) and AmeriGas Partners, L.P. (February 1998 - February 2006).

Trustees who are “Interested Persons”

Robert W. Crispin(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	August 2010 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 – December 2007).	133	Intact Financial Corporation (December 2004 – Present); and PFM Group (November 2010 – Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	August 2010 - Present	President and Chief Executive Officer, ING Investments, LLC (5) (November 2006 – Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	172 (6)	ING Capital Corporation, LLC, (December 2005 – Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, as amended, (“Independent Trustees”) shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: The Fund, ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials & Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the complex is as of February 28, 2011.

(3)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Mathews and Crispin are “interested persons” of the Fund, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC.

(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

Mr. Mathews is also Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

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Officers

Information regarding Officers of the Fund:

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	July 2010 — Present	President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	July 2010 — Present	Executive Vice President, ING Investments, LLC (2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (2) (January 2003 — Present).

Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President and Chief Compliance Officer	July 2010 — Present March 2011 — Present

Chief Compliance Officer of the ING Funds, Directed Services LLC(3) and ING Investments, LLC (2) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2007 — Present). Formerly, Executive Vice President and Head of Product Management (January 2005 — January 2007).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2010 — Present	Senior Vice President, ING Funds Services, LLC (4) (October 2003 — Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2010 — Present	Senior Vice President, ING Investments, LLC (2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	July 2010 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (4) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — May 2006).

William Evans 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 38	Senior Vice President	July 2010 — Present

Senior Vice President (March 2010 — Present) and Head of Manager Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007).

Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	July 2010 — Present

Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(4) (February 1996 — Present); Director of Compliance, ING Investments, LLC(2) (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010 — Present).  Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 - April 2010).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	July 2010 — Present	Vice President and Treasurer, ING Funds Services, LLC (4) (November 1995 — Present) and ING Investments, LLC (2) (August 1997 — Present).

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Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	July 2010 — Present	Vice President, ING Funds Services, LLC (4) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	July 2010 — Present	Vice President, ING Funds Services, LLC (4) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	July 2010 — Present

Vice President, ING Investment Management — ING Funds (March 2010 — Present); Vice President, ING Funds Services, LLC (4) (March 2006 — Present) and Managing Paralegal, Registration Statements (June 2003 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (3) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	July 2010 — Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (4) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC (3) (March 2005 — March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	July 2010 — Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present

Senior Counsel, ING Investment Management — ING Funds (March 2010-Present).  Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S.  April—Legal Services (May 2005 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	July 2010 — Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	July 2010 — Present

Vice President and Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 — March 2010) and Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)          Directed Services LLC is the successor in interest to Directed Services, Inc.

(4)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)          ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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THE BOARD OF TRUSTEES

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Fund is governed by the Fund’s Board, which oversees the Fund’s business and affairs.  The Board delegates the day-to-day management of the Fund to the Fund’s officers and to various service providers that have been contractually retained to provide such day-to-day services.  The ING entities that render services to the Fund do so purusant to contracts that have been approved by the Board. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

THE BOARD LEADERSHIP STRUCTURE AND RELATED MATTERS

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  The Fund is one of 19 registered investment companies (with a total of approximately 139 separate series) and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Fund’s Board.  The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Roger B. Vincent holds no position with any firm that is a sponsor of the Fund.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently expects to conduct regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

FREQUENCY OF MEETINGS

As stated above, the Board currently conducts regular meetings eight (8) times a year. The Audit Committee meets regularly five (5) times per year; the Nominating and Governance Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committee meets six (6) times per year; the Contracts Committee meets seven (7) times per year; and the Executive Committee meets as often as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

BOARD COMMITTEES

Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds website: www.ingfunds.com. The charter sets forth the responsibilities of the Audit Committee. The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and interim accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of four (4) Trustees: Messrs. Drotch and Earley and Mses. Chadwick and Pressler all of whom are considered independent under the rules promulgated by the New York Stock Exchange (“NYSE”) and, in addition, are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Earley serves as Chairperson of the Audit Committee and, along with Mr. Drotch, have each been designated as the audit committee financial expert under the Sarbanes-Oxley Act.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund; (ii) facilitating

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information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Fund boards; (v) making recommendations regarding the role, performance and oversight of the CCO; (vi) overseeing the implementation of the Fund’s valuation procedures and the fair value determinations made with respect to securities held by the Fund for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Fund’s adviser or sub-adviser(s), as applicable, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Boyer, Kenny and Vincent and Ms. Baldwin. Mr. Kenny currently serves as Chairperson of the Compliance Committee.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Fund. The responsibilities of the Contracts Committee, among other things, include: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act. The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent. Mr. Vincent, Chairman of the Board, currently serves as Chairperson of the Executive Committee.

Investment Review Committee. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the funds within the ING Funds Complex and make recommendations to the Board with respect to investment management activities performed by the adviser and sub-advisers on behalf of those funds, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a fund: the Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) and the Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “IBF IRC”).

The IBF IRC, which is the Investment Review Committee that oversees the Fund, currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act. The following Trustees serve as members of the IBF IRC: Mses. Baldwin and Pressler, and Messrs. Boyer Drotch and Mathews. Mr. Boyer currently serves as Chairperson of the IBF IRC.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of independent board members and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. Any

14

successful candidate, though, must have a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating and Governance Committee has a policy under which it also considers the extent to which potential candidates possess sufficiently diverse skills and diversity characteristics (such as gender, race or national origin) that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee considers the effectiveness of this policy in the context of its periodic self-assessment of its overall operations and effectiveness.

The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a charter approved by the Board, a copy of which is available on the Fund’s website: www.ingfunds.com.

As the Fund is a closed-end investment company with no prior investment operations as of the date of this SAI, no meetings of the above committees have been held in the current fiscal year.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Fund, including the CCO for the Fund and its investment adviser and the Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment

15

activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Fund. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers. Although the IRD works closely with management of the Fund in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Fund based on its review of the experience, qualifications, attributes and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of other ING funds, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Fund.” That table includes, for each Trustee, positions held with the Fund, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Trustee serves as a Board member and certain directorships held during the past five years. Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Fund’s business and structure.

Colleen D. Baldwin has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.  These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

John V. Boyer has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2005.  He also has served as Chairperson of the Fund’s International/Balanced/Fixed Income Funds Investment Review Committee since 2006 and, prior to that, as Chairperson of the Fund’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.  These positions and experiences have provided Mr. Boyer with a strong background in business management, asset management oversight and related service activities.

Patricia W. Chadwick has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2006.  She also has served as Chairperson of the Fund’s Domestic Equity Funds Investment Review Committee since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a trustee of The Royce Fund (since 2009), Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  These positions and experiences have provided Ms. Chadwick with a strong background in asset management matters and in the oversight of related service providers.

Robert W. Crispin has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. (2001-2007), an investment sub-adviser to many of the funds in the ING Funds Complex, and in other senior positions in financial service firms.  These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities and related administrative oversight activities, as well as with extensive knowledge of many of the Fund’s key service providers.

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Peter S. Drotch has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.  These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance and internal control matters relating to registered investment companies.

J. Michael Earley has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2002.  He also has served as Chairperson of the Fund’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.  These positions and experiences have provided Mr. Earley with a strong background in management matters relating to financial institutions and with respect to financial reporting and internal controls matters.

Patrick W. Kenny has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2005.  He also has served as the Chairperson of the Fund’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Funds Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.  These positions and experiences have provided Mr. Kenny with a strong background in financial, accounting, insurance and management matters.

Shaun P. Mathews has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Mathews with extensive investment management, distribution and oversight experience, as well as with extensive direct knowledge of many of the Fund’s key service providers.

Sheryl K. Pressler has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2006.  She also has served as Chairperson of the Fund’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions

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involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.  These positions and experiences have provided Ms. Pressler with extensive experience in asset management and retirement service matters, as well as management oversight of such operations.

Roger B. Vincent has been a Trustee of the Fund since 2010 and a board member of other investment companies in the ING Funds Complex since 2002.  He also has served as Chairman of the Board of Trustees since 2007 and he previously served as Chairperson of Contracts Committee and the Domestic Equity Funds Investment Review Committee.  Mr. Vincent currently is President (since 1989) of Springwell Corporation (corporate finance firm) and a Director of UGI Corporation and UGI Utilities, Inc. (since 2006).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Funds Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University. These positions and experiences have provided Mr. Vincent with extensive experience in financial management and oversight matters.

TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”). For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds with the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees were provided with a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Trustee. A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Ownership Policy. Currently, all Independent Trustees are in compliance with this Ownership Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Ownership Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

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Trustees’ Fund Equity Ownership Positions

The following table describes each Trustee’s ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all funds overseen by the Trustee for the calendar year ended December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	Over $100,000(2) Over $100,000
John V. Boyer	N/A	Over $100,000
Patricia W. Chadwick	N/A	Over $100,000
Peter S. Drotch	N/A	Over $100,000
J. Michael Earley	N/A	Over $100,000
Patrick W. Kenny	N/A	$50,001-$100,000
Sheryl K. Pressler	N/A	Over $100,000(2)
Roger B. Vincent	N/A	Over $100,000 Over $100,000(2)

(1)	The Fund had not commenced operations as of December 31, 2010. The Trustees do not own shares in the Fund as the Fund has no operating history.

(2)	Held in a deferred compensation and/or a 401(k) account.

TRUSTEES WHO ARE “INTERESTED PERSONS”

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert W. Crispin	N/A	None
Shawn P. Mathews	N/A	Over $100,000 Over $100,000(2)

(1)	The Fund had not commenced operations as of December 31, 2009. The Trustees do not own shares in the Fund as the Fund has no operating history.

(2)	Held in a deferred compensation and/or a 401(k) account.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Funds’ Adviser, Sub-Adviser or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2010.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

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COMPENSATION OF TRUSTEES

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committees attended.  Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Each fund within the ING Funds Complex pays each Trustee who is not an interested person of such fund a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairman of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs.Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $8,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, two (2) annual contract review meetings, and any other meetings as designated by the Board) and (v) out-of-pocket expenses.  The pro rata share paid by each fund is based on the fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, Directed Services LLC, for which the Trustees serve in common as Trustees.

The Trustees who are “interested persons” of the Fund receive no compensation from the Fund.

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Future Compensation Payment

Each non-interested Trustee who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five  or more  years  for one or more ING Funds  prior to his or her retirement as defined in the Policy (which would include the death or disability of such Trustee), is entitled to a future payment if such Trustee:  (a) retires in accordance with the Board’s retirement policy; (b) dies; or (c) becomes disabled.  The Future Payment shall be made promptly to, as applicable,  the Trustee or the Trustee’s estate,  in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability  if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death or disability.  The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

The following table sets forth estimated information that the Fund expects to pay Trustees for the fiscal year ending February 28, 2012 and the aggregate compensation paid by the ING Complex of Funds for the fiscal year ended February 28, 2011. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser or Sub-Adviser.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Colleen D. Baldwin	$366	N/A	N/A	$293,000

John V. Boyer	$372	N/A	N/A	$298,000

Patricia W. Chadwick	$372	N/A	N/A	$298,000

Robert W. Crispin(3)	N/A	N/A	N/A	N/A

Peter S. Drotch	$335	N/A	N/A	$268,000

J. Michael Earley	$366	N/A	N/A	$293,000

Patrick W. Kenny(4)	$366	N/A	N/A	$293,000

Shaun P. Mathews(3)	N/A	N/A	N/A	N/A

Sheryl K. Pressler	$416	N/A	N/A	$333,000

Roger Vincent	$435	N/A	N/A	$348,000

(1)                   The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ending February 28, 2011. The compensation presented in the table is estimated for the fiscal year ending February 28, 2012.

(2)                   Represents compensation from 133 funds (total in complex as of February 28, 2011).

(3)                   “Interested person,” as defined in the 1940 Act, of the Fund because of the affiliation with ING Groep, N.V. the parent corporation of the Adviser, the Sub-Adviser and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the ING Funds.

(4)                   During the fiscal year ended February 28, 2011, Messr. Kenny deferred $73,250 of his compensation from the Fund Complex.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Prior to the public offering of common shares (“Common Shares”), ING Investments will purchase Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. At such time, ING Investments will own 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

INVESTMENT ADVISORY AND OTHER SERVICES

ING Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund’s portfolio, subject to delegation of certain responsibilities to the Sub-Adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. N.V. (NYSE: ING) (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future.  The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, Sub-Adviser and certain affiliates, would be separated from ING Groep by the end of 2013.  To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a United States-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations.  There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation of the restructinuring plan on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring.  The restructuring may result in the Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability, and may result in IIM B.V. no longer being an affiliate of ING Investments, which may affect access to the services of IIM B.V.  In addition, the restructuring of ING businesses, including the Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity.  A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval.  Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

ING Investments serves as the investment adviser pursuant to an investment management agreement between ING Investments and the Fund (“Investment Management Agreement”). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund, including supervision of the Sub-Adviser.

The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

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Pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”) between ING Investments and IIM B.V., IIM B.V. serves as the sub-adviser to the Fund. In this capacity, IIM B.V., subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund’s investments in accordance with the Fund’s investment objective and strategies and the Fund’s options strategy and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.

After an initial term of two years, both the Investment Management Agreement and the Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement and the Sub-Advisory Agreement may each be terminated without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Advisory Agreement each provide for automatic termination in the event of their “assignment” (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board, will among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Adviser complies with the Fund’s investment objectives, strategies and restrictions.

ING Investments has also retained ING Investment Management Co. (“ING IM” or the “Consultant”), a Connecticut corporation that is an indirect, wholly-owned subsidiary of ING Groep, to provide certain consulting services for ING Investments. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Adviser and Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee of 0.3375% from ING Investments. No fee will be paid by the Fund directly to the Consultant.

INVESTMENT ADVISORY FEES

ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of the Sub-Adviser. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to 1.15% of the Fund’s average daily managed assets. Managed assets include assets acquired through the Fund’s use of leverage, if any.

As compensation for its services to the Fund, ING Investments pays the Sub-Adviser a monthly fee in arrears equal to 0.575% of the Fund’s average daily managed assets managed during the month.

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of December 31, 2010.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Moudy El Khodr	2	$1,249,000,000	6	$3,446,000,000	0	$0
Manu Vandenbulck	1	$93,833,000	1	$739,440,000	1	$24,505,000
Nicolas Simar	3	$1,341,000,000	1	$1,539,000,000	2	$242,000,000
Patrick den Besten	1	$184,000,000	2	$1,926,000,000	1	$279,226,000
Willem van Dommelen	5	$1,300,000,000	21	$7,200,000,000	0	$0
Edwin Cuppen	5	$1,300,000,000	21	$7,200,000,000	0	$0

(1)  None of these accounts have an advisory fee based on the performance of the account.

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POTENTIAL CONFLICTS OF INTEREST

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, IIM B.V. has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Within ING Investment Management Europe (“ING IM Europe”), including IIM B.V., the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing we aim to achieve a longer-term orientation of our investment managers and better align the program with the interests of our customers.   In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The relevant indices for the Fund are generally the Morgan Stanley Capital International (“MCSCI®”) Emerging Markets Index and the Dow Jones Emerging Markets Total Stock Market IndexSM. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance, 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

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PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Moudy El Khodr	None
Manu Vandenbulck	None
Nicolas Simar	None
Patrick den Besten	None
Willem van Dommelen	None
Edwin Cuppen	None

EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Fund pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business), and expenses of any counsel or other persons or services retained by the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of ING Investments or the Sub-Adviser do not exceed 1.50% of the Fund’s average net assets.

The Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed 1.50%. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The proxy voting procedures delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database, available on the SEC’s website at (www.sec.gov).

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or the “Administrator”) serves as administrator for the Fund, pursuant to an Administration Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund’s business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund’s compliance with applicable legal requirements and with the investment policies and restrictions of the Fund, and provides office space for the Fund. ING Funds Services also serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Administrator is an affiliate of the Adviser and the Sub-Adviser. ING Funds Services receives an annual administration fee equal to 0.10% of the Fund’s average daily managed assets.

The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Fund.

OTHER EXPENSES

Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents and custodians; the expense of obtaining quotations for calculating the Fund’s NAV; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale or repurchase of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of the Adviser or the

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Sub-Adviser, or their affiliates, and the fees and expenses of counsel, accountants, or consultants engaged by such Trustees; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

PORTFOLIO TRANSACTIONS

As of the date of this SAI, the Fund had not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

The Investment Management Agreement and the Sub-Advisory Agreement authorizes ING Investments and IIM B.V., respectively, to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement or the Sub-Advisory Agreement, as applicable, ING Investments or IIM B.V. determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker,” unless in the opinion of the Adviser or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments and IIM B.V. are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and the Adviser or Sub-Adviser.

In selecting a broker-dealer, ING Investments or IIM B.V. will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or the Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Adviser makes a good faith determination that the commission paid by the Fund to the broker-dealer is reasonable in light of the research and other products or services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), ING Investments or IIM B.V. may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to ING Investments or IIM B.V. commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in

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rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases, credit rating services, brokerage analysts earning estimates, computerized links to current market data, software dedicated to research and portfolio modeling. Consistent with this practice, the Adviser or Sub-Adviser may receive research services from broker-dealers with which the Adviser or Sub-Adviser places the Fund’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Adviser does not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Adviser will necessarily be useful and of value in managing the particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Adviser for the execution of securities transactions for the Fund. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with ING Groep or the Adviser or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the Financial Industry Regulatory Authority.

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund may hold. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments or IIM B.V. is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investments’ or IIM B.V.’s other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser, as applicable. ING Investments has adopted policies and procedures designed to allocate trades to all participating client accounts in a fair and equitable manner. Trades will generally be allocated pro rata among the participating client accounts based on the size of each account’s original order. ING Investments may allocate on a basis other than pro rata if, under the circumstances, such other method of allocation is reasonable and does not result in improper or undisclosed advantage or disadvantage to other managed accounts. The various allocation methods used by ING Investments or IIM B.V. and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While ING Investments and IIM B.V. generally seek reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

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DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund’s assets (including interest accrued but not collected) less all liabilities (including accrued expenses and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

The assets in the Fund’s portfolio are valued in accordance with the Fund’s valuation procedures adopted by the Board. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the U.S. is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund’s valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. The value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such

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research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents each day NAV is calculated using the applicable foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded OTC will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of Common Shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DIVIDEND REINVESTMENT PLAN

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current NAV. The Fund’s management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with the Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder, unless the shareholder has elected otherwise.

A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at the lesser of NAV (but not less than 95% of the market price) or the market price in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and, as such, its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless: (1) all accumulated Preferred Share dividends due have been paid; and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund’s portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

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Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if: (i) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

If the Common Shares of the Fund trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to shareholders who are subject to special treatment under the U.S. federal income tax laws (including shareholders who are financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes). This discussion is based on the Code, Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. Unless otherwise noted, the following tax discussion assumes that a shareholder holds the Common Shares as a “capital asset.”

TAXATION OF THE FUND

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. Assuming that it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things:

(i)                                     derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”);

(ii)                                  diversify its holdings so that, at the end of each quarter of its taxable year: (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships; and

(iii)                               distribute each taxable year an amount equal to or greater than 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) for such year.

The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year; and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax.

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If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible: (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.  If the Fund fails to satisfy the requirements relating to sources of its income and diversification of its assets described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

TAXATION OF U.S. SHAREHOLDERS

Dividends out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to “qualified dividend income.” Distributions of net capital gain, if any, that are properly reported as capital gain dividends will be taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. To the extent that a distribution exceeds the Fund’s earnings and profits, it will be treated as a non-taxable return of capital that reduces your tax basis in your Common Shares and, to the extent that any such distributions exceeds your basis, as gain from a sale of your Common Shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

Distribution of “qualified dividend income” paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers may be taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and only to the extent that the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of qualified dividend income paid by RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

The Fund may also be able to report a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period and other requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund’s distributions will qualify for either the reduced rates on qualified dividend income or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund’s option writing strategies and securities lending activities could reduce the amount of the Fund’s distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to: (i) the fair market value of any new shares issued to the Common Shareholder by the Fund if Common Shares are trading at or above NAV; or (ii) if shares are trading below NAV, the cash allocated to the Common Shareholder for the purchase of shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such amount of distribution. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of

32

shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV reflects unrealized losses.

Certain distributions declared in October, November or December with a record date in such a month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The position of the Internal Revenue Service (“IRS”) in a published revenue ruling indicates that the Fund is required to report distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends, qualified dividend income and dividends qualifying for the dividends received deduction in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

TAX ASPECTS OF SALES OF FUND SHARES

Upon the sale or other disposition of shares of the Fund, such shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the maximum tax rate on long-term capital gains for individual investors is 15% for taxable years beginning before January 1, 2013. This rate will lapse and the previous rates at 20% will be reinstated for taxable years beginning on or after January 1, 2013 unless further Congressional action is taken.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amount designated as undistributed capital gains) with respect to such shares.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year that includes that date of such sale pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

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TAXATION OF FUND INVESTMENTS

Although the Fund will generally not be subject to tax on certain amounts that the Fund distributes, as discussed above, the tax treatment of the Fund’s investments will affect the timing and tax character of the Fund’s distributions.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short term or long term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. The special provisions of the Code also will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the close of each taxable year), may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, special provisions may, among other things: (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert long-term capital gain into short-term capital gain or ordinary income; (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash; and (vii) produce income that will not qualify as good income for purposes of the Fund’s qualification as a RIC.

In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain. In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is generally governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

In the case of Fund transactions in so-called “Section 1256 Contracts,” such as many listed index options and any listed nonequity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

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The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are “qualified covered calls” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized.  Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. With respect to straddles, certain elections may be available to the Fund that would result in tax treatment different from that described above.

The Fund’s investment in any zero-coupon, payment-in-kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the U.S. federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to accrued market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income, unless the Fund makes an election to accrue market discount on a current basis. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than: (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount; or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, in each case, subject to a de minimis exclusion.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder: (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes; (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources; and (3) subject to certain limitations, could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the shareholder’s foreign tax credit against U.S. federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required. Each shareholder should consult with a tax advisor regarding the potential application of foreign tax credits.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received

35

on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. Alternatively, the Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund may invest in securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, such treatment could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

BACKUP WITHHOLDING

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of U.S. federal income tax in respect of the Fund’s taxable dividends and other distributions and the gross proceeds of sales of shares, at a current rate of 28%, which is currently scheduled to increase to 31% after 2012. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

REPORTABLE LOSSES

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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NON-U.S. SHAREHOLDERS

Taxation of a non-resident alien individual, a foreign trust or estate, or a foreign corporation (a “non-U.S. shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends and amounts designated as undistributed capital gains. Such a non-U.S. shareholder may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to pass through amounts of foreign taxes paid by the Fund. However, a non-U.S. shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to U.S. tax on 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains. In addition, subject to certain limitations, if the Fund elects to follow certain procedures, dividends paid to certain non-U.S. shareholders may be exempt from withholding of U.S. tax with respect to taxable years of the Fund beginning before January 1, 2012 (or a later date if extended by the U.S. Congress) to the extent such dividends are attributable to qualified interest or net short-term capital gains. There can be no assurance that legislation will be enacted that would extend this exemption for future taxable years. The Fund is not required to and may not elect to utilize these provisions and there can be no assurance as to the amount, if any, of such dividends that would not be subject to withholding. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, capital gain dividends and amounts designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate non-U.S. shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-corporate non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Information returns will be filed with the IRS in connection with certain payments on the Common Shares. A non-U.S. shareholder may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a redemption or other disposition of the Common Shares if such non-U.S. shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the non-U.S. shareholder’s U.S. federal income tax liability, if any, and may entitle the non-U.S. shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interest in or accounts with those entities) have been satisfied.  You should consult your tax advisor regarding the possible implications of this legislation on you investment in the Common Shares.

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GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-redeemable and non-assessable by the Fund, except that the Trustees shall have the power to cause shareholders to pay directly for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, by setting off such charges due from shareholders from declared but unpaid dividends owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund’s charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Board may create additional classes or series of preferred shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The custodian, transfer agent, dividend disbursing agent and registrar for the Fund is The Bank of New York Mellon, whose principal address is 480 Washington Boulevard, 29th Floor, Jersey City, New Jersey 07310.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by Dechert LLP, Washington, DC. Certain matters of Delaware law are passed upon by Richards, Layton & Finger P.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed as independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

OTHER INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Commission. Additionally, the Registration Statement may be accessed at no cost by visiting the SEC’s Internet website at http://www.sec.gov.

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FINANCIAL STATEMENTS

39

Report of Independent Registered Public Accounting Firm

The Shareholder and Board of Trustees

ING Emerging Markets High Dividend Equity Fund

We have audited the accompanying statement of assets and liabilities of ING Emerging Markets High Dividend Equity Fund (“the Fund”) as of March 18, 2011, and the related statements of operations and changes in net assets for the day then ended. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ING Emerging Markets High Dividend Equity Fund as of March 18, 2011, and the results of its operations and the changes in its net assets for the day then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 24, 2011

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ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

As of March 18, 2011

ASSETS:

Cash	$100,000

Deferred offering costs	600,000

Receivable from Adviser	50,000

Total assets	750,000

LIABILITIES:

Accrued offering costs	600,000

Accrued organizational costs	50,000

Total liabilities	650,000

Preferred shares (no shares issued or outstanding, unlimited shares authorized)	—

NET ASSETS	$100,000

NET ASSET VALUE PER COMMON SHARE OUTSTANDING ($0.01 par value; 5,000 shares of beneficial interest issued and outstanding, unlimited shares authorized)	$20.00

See Accompanying Notes to Financial Statements

41

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

STATEMENT OF OPERATIONS

For the day ended March 18, 2011

INVESTMENT INCOME:

$—

Total investment income	—

EXPENSES:

Organizational costs	50,000

Expense reimbursement	(50,000)

Total net expenses	—

Net Investment Income	$—

See Accompanying Notes to Financial Statements

42

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the day ended March 18, 2011

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	$100,000

Cost of shares redeemed	—

Net increase in net assets resulting from capital share transactions	100,000

Net increase in net assets	100,000

NET ASSETS:

Beginning of period	—

End of period	$100,000

See Accompanying Notes to Financial Statements

43

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 18, 2011

NOTE 1 — ORGANIZATION

ING Emerging Markets High Dividend Equity Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was originally organized as a Delaware statutory trust on July 6, 2010 with initial capital contributed on March 18, 2011. As a newly organized entity, the Fund has had no operations other than its organization and the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to ING Investments, LLC (the “Investment Adviser”). The Fund’s Declaration of Trust provides for two classes of shares consisting of (i) a class of common shares, par value $0.01 per share, and (ii) a class of preferred shares which may be divided into one or more series of preferred shares and with such par value as may be authorized from time to time by the Fund’s Board of Trustees (the “Board”).

Management of the Fund intends to file a registration to offer common shares of the Fund for public sale. The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in the investment objective. The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities, primarily of issuers in emerging market countries. For purposes of the Fund’s investments, issuers in emerging market countries are those that meet one or more of the following factors: (i) whose principal securities trading markets are in emerging market countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in emerging market countries; (iii) that have at least 50% of their assets in emerging market countries; or (iv) that are organized under the laws of, or with principal offices in, emerging market countries.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — AGREEMENTS

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with ING Investments (“ING Investments” or the “Adviser”) under which the Adviser, subject to the overall supervision of the Board will provide investment advisory services to the Fund. For providing these services, including supervising the Sub-Adviser and providing certain administrative services to the Fund, the Adviser will receive a fee from the Fund of 1.15% of the gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities, other than liabilities for the principal amount of any borrowings incurred, if any, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares. (“Managed Assets”).

IIM B.V. (or the “Sub-Adviser”) will serve as the Sub-Adviser of the Fund who will be responsible for investing the Fund’s assets in accordance with the Fund’s investment objectives and strategies.  The Fund intends to engage ING Funds Services, LLC (the “Administrator”) to perform administrative services to the Fund for which it will be paid 0.10% of the Fund’s average daily Managed Assets.

ING Investments and IIM B.V., are each indirect wholly-owned subsidiaries of ING Groep, N.V. (NYSE: ING) (“ING Groep”).  ING Groep, is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future.

44

The transfer agent, dividend disbursing agent, registrar and custodian for the common shares is The Bank of New York Mellon Corporation.

NOTE 4 — ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed public offering will be used to pay for the offering costs. Offering costs will be charged against the proceeds from the offering when received. Organizational expenses have been treated as an expense as incurred and are currently estimated to be $50,000.

Organization costs recorded in the accompanying financial statements as well as offering costs which have been incurred and are deferred pending the receipt of proceeds from the proposed offering reflect management’s best estimate and are subject to change upon the completion of the offering and conclusion of the organization process. Assuming that the Fund issues 15,000,000 Common Shares in the offering at a total public offering price of $20 per share, the total offering costs are estimated to be $1,067,000 (or approximately $0.07 per share), of which the Fund would pay or reimburse offering expenses estimated at $600,000 (or $0.04 per share) from the proceeds of the offering, and ING Investments would pay the balance of the offering expenses estimated at $467,000 (or approximately $0.03 per Common Share). In the event the public offering does not occur, the Fund will not be able to pay the expenses and all accrued offering expenses will be paid by ING Investments. The Investment Adviser has also committed to bear all organizational costs of the Fund, and any offering costs incurred by the Fund which exceed $0.04 per common share of the shares issued in connection with the proposed public offering.

NOTE 5 — FEDERAL INCOME TAXES

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders, which will relieve it from federal income or excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

45

APPENDIX A - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 3, 2011

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund

(1)   Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)   The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either

(1)   The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website.  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds

Effective as of January 1, 2010

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)       The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)       The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)       Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)       Tenure.  Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(3)       Pay for performance.  Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent.  Generally WITHHOLD support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.

(4)       Pay disparity.  Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(5)       Change in control provisions.  If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not.  If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(6)       Repricing.  If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(7)       Tax benefits.  If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(8)       Director perquisites.  If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(9)       Incentive plans.  Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(10)     Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(11)     Independence from management.  Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(12)     Multiple concerns.  If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(13)     Commitments.  Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(14)     Other.  If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)       Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)       Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•      Asking that more than a simple majority of directors be independent.

•      Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•      Limiting the number of public company boards on which a director may serve.

•      Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•      Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•      Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)       Only if the director’s legal expenses would be covered.

2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard, and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                      Permits shareholders to call special meetings;

(2)                      Does not impose supermajority vote requirements; and

(3)                      Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                      Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, when the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals when the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)	The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);
(2)	The issuer has provided adequate rationale and/or disclosure; or
(3)	Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                      Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)                      Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Advisor

12.          Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At listed subsidiary companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST outside director nominees not deemed independent under the Agent’s standards; however, generally vote FOR affiliated outsiders if the board after the shareholder meeting is majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  Bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;
•	Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and
•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;
•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.  For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;
•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or
•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST  proposals that:

•                  Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;
(2)	The recipient’s overall compensation appears reasonable;
(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;
(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);
(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;
(5)	Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)

For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)

Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                      The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                      The recipient’s overall compensation appears reasonable; and

(3)                      The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
• The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
• The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	It is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or
•	The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.